UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

Filed by the Registrant ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☑	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

XG TECHNOLOGY, INC .

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑	No fee required

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

240 S. Pineapple Avenue, Suite 701
Sarasota, FL 34236
(941) 953-9035

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to Be Held on June __, 2015

The Notice of Annual Meeting, Proxy Statement

and Annual Report on Form 10-K are available at: www.cstproxy.com/xgtechnology/2015

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE __, 2015

To the Stockholders of xG Technology, Inc.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of xG Technology, Inc., a Delaware corporation (the “Meeting”), will be held on June __, 2015 at ____ a.m. (Eastern Standard Time) at the Company’s offices at 7771 West Oakland Park Blvd., Suite 225, Sunrise, FL 33351, for the following purpose:

1.                 To elect seven (7) members of the Company’s Board of Directors, each to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal (“Proposal No. 1”);

2.                 To consider and vote on a proposal to ratify the Board’s selection of Friedman LLP as the Company’s independent auditors for the fiscal year ending December 31, 2015 (“Proposal No. 2”);

3.                 To approve an amendment to our Certificate of Incorporation to effect a reverse stock split of all of the outstanding shares of our Common Stock, par value $0.00001 per share, at a specific ratio within a range from one-for-four to one-for-fifteen, and to grant authorization to our board of directors to determine, in its sole discretion, the specific ration and timing of the reverse stock split any time before December 31, 2015 (“Proposal No. 3”);

4.                 To consider and vote on a proposal to approve the establishment of the Company’s 2015 Employee Stock Purchase Plan (“Proposal No. 4”)

5.                 To consider and vote on a proposal to approve the establishment of the Company’s 2015 Incentive Compensation Plan (“Proposal No. 5”)

6.                 To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. Only stockholders of record of our common stock, $0.00001 par value per share, at the close of business on April __, 2015 (the “Record Date”), will be entitled to notice of, and to vote at, the Annual Meeting of Stockholders or any adjournment thereof.

All stockholders are cordially invited to attend the Annual Meeting of Stockholders in person. Your vote is important regardless of the number of shares you own. Only record or beneficial owners of xG Technology’s Common Stock as of the Record Date may attend the Annual Meeting in person. When you arrive at the Annual Meeting, you must present photo identification, such as a driver’s license. Beneficial owners also must provide evidence of stockholdings as of the Record Date, such as a recent brokerage account or bank statement.

Whether or not you expect to attend the Annual Meeting of Stockholders, please complete, sign, date, and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares. It will help in our preparations for the meeting if you would check the box on the form of proxy if you plan on attending the Annual Meeting. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

Sarasota, Florida	By Order of the Board of Directors,

April __, 2015	/s/ George F. Schmitt
George F. Schmitt
Executive Chairman and Chief Executive Officer

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A REVERSE SPLIT OF OUR OUTSTANDINGCOMMON STOCK AT THEIR DISCRETION

COMPENSATION COMMITTEE REPORT	20

AUDIT COMMITTEE REPORT	21

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS (Proposal No. 2)	22

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors	22

Vote Required and Recommendation	22

PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A REVERSE SPLIT OF OUR OUTSTANDINGCOMMON STOCK AT THEIR DISCRETION (Proposal No. 3)	23

Summary	23

Risks of the Proposed Reverse Stock Split	24

Principal Effects of the Reverse Stock Split	25

Board Discretion to Implement or Abandon Reverse Stock Split	26

Fractional Shares	26

No Dissenters’ Rights	26

Certain United States Federal Income Tax Consequences	26

Accounting Consequences	27

Exchange of Stock Certificates	27

Book-Entry	28

Vote Required and Recommendation	28

APPROVAL OF THE ESTABLISHMENT OF THE xG TECHNOLOGY, INC. 2015 EMPLOYEE STOCK PURCHASE PLAN (Proposal No. 4)	29

Summary	29

Reason for the Adoption of the ESPP	29

Reasons For Shareholder Approval	29

Description of the ESPP	29

Vote Required and Recommendation	32

APPROVAL OF THE ESTABLISHMENT OF THE xG TECHNOLOGY INC. 2015 INCENTIVE COMPENSATION PLAN (Proposal No. 5)	33

Summary	33

Reasons for Adoption of the 2015 Plan	33

Reasons for Shareholder Approval	33

Potential Impacts of the 2015 Plan	33

Vote Required and Recommendation	36

FUTURE STOCKHOLDER PROPOSALS	37

EXPENSES AND SOLICITATION	37

OTHER BUSINESS	37

ADDITIONAL INFORMATION	37

COMMITTEE CHARTERS

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

In this Proxy Statement, xG Technology, Inc., a Delaware corporation, is referred to as “xG,” the “Company,” “we,” “us” and “our.”

Information Concerning the Proxy Materials and the Annual Meeting

Proxies in the form enclosed with this Proxy Statement are being solicited by our Board of Directors for use at our Annual Meeting of our Stockholders to be held at ____ a.m. (Eastern Standard Time) on June __, 2014, at the Company’s offices at 7771 West Oakland Park Blvd., Suite 225, Sunrise, FL 33351 , and at any adjournment thereof. Your vote is very important. For this reason, our Board of Directors is requesting that you permit your common stock, $0.00001 par value per share (the “Common Stock”), to be represented at the Annual Meeting by the proxies named on the enclosed proxy card. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

Voting materials, which include this Proxy Statement and the enclosed proxy card, will be first mailed to stockholders on or about April __, 2015.

Only stockholders of record as of the close of business on April __, 2015, (the “Record Date”) of our Common Stock will be entitled to notice of, and to vote at, the Annual Meeting. As of April __, 2015, ___________ shares of Common Stock were issued and outstanding. Holders of Common Stock are entitled to one vote per share held by them. Stockholders may vote in person or by proxy, however, granting a proxy does not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with us at our principal office at any time before the original proxy is exercised or (ii) attending the Annual Meeting and voting in person.

Roger Branton and Benjamin Dickens are named as attorneys-in-fact in the proxy. Mr. Branton is our Chief Financial Officer. Mr. Dickens is our General Counsel. Mr. Branton or Mr. Dickens will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting, as described below under “Voting Procedures.” Where a vote has been specified in the proxy with respect to the matters identified in the Notice of the Annual Meeting, the shares represented by the proxy will be voted in accordance with those voting specifications. If no voting instructions are indicated, your shares will be voted as recommended by our Board on all matters, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote before the Annual Meeting.

The stockholders will consider and vote upon (i) a proposal to elect seven (7) members of our Board of Directors (the “Board”), each to serve until the 2016 Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal (“Proposal No. 1”); (ii) a proposal to ratify the Board’s selection of Friedman LLP as our independent auditors for the fiscal year ending December 31, 2015 (“Proposal No. 2”); (iii)  a proposal to give the Company’s Board the authority to effect a reverse stock split of all of the outstanding shares of our Common Stock, par value $0.00001 per share, from one-for-four to one-for-fifteen, with the exact exchange ratio to be determined by the Board in its sole discretion, by filing an amendment to the Company’s Certificate of Incorporation (the “Certificate of Incorporation”) at any time before December 31, 2015 (“Proposal No. 3”); (iv) a proposal to approve the establishment of the Company’s 2015 Employee Stock Purchase Plan (“Proposal No. 4”) and (v) a proposal to approve the establishment of the Company’s 2015 Incentive Compensation Plan (“Proposal No. 5”). Stockholders also will consider and act upon such other business as may properly come before the Annual Meeting.

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Voting Procedures and Vote Required

Mr. Branton and Mr. Dickens will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting. The presence, in person or by proxy, of at least a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies which contain an abstention, as well as “broker non-vote” shares (described below) are counted as present for purposes of determining the presence or absence of a quorum for the Annual Meeting.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting as specified in such proxies.

Vote Required for Election of Directors (Proposal No. 1).   Our Certificate of Incorporation, as amended, does not authorize cumulative voting. Delaware law and our Bylaws provide that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the seven (7) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

Vote Required for Ratification of Auditors (Proposal No. 2).   Delaware law and our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, as amended or applicable Delaware law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to ratify the Board’s selection of Friedman LLP as our independent auditors for the fiscal year ending December 31, 2015.

Vote Required for the Reverse Stock Split (Proposal No. 3). Delaware law and our Bylaws provide that the affirmative vote of the holders of a majority of our Common Stock present in person or represented by proxy at the meeting and entitled to vote on the matter is required to approve the amendment to our Certificate of Incorporation to give effect to the reverse stock split. Abstentions with respect to Proposal 3 will be treated as shares that are present or represented at the Meeting, but will not be counted in favor of Proposal 3. Accordingly, an abstention with respect to Proposal 3 will have the same effect as a vote “AGAINST” Proposal 3. Brokers do not have discretionary authority to vote on the approval of an amendment to our Certificate of Incorporation to effect a reverse stock split without instruction from the beneficial owner. Therefore, broker non-votes with respect to Proposal 3 will have the same effect as a vote “AGAINST” Proposal 3.

Vote Required for the Approval of the Company’s 2015 Employee Stock Purchase Plan (Proposal No. 4). Delaware law and our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, as amended or applicable Delaware law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve the establishment of the Company’s 2015 Stock Purchase Plan.

Vote Required for the Approval of the Company’s 2015 Incentive Compensation Plan (Proposal No. 5). Delaware law and our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, as amended or applicable Delaware law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve the establishment of the Company’s 2015 Incentive Compensation Plan.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals. Broker non-votes are not counted for the purposes of obtaining a quorum for the Annual Meeting, and, in tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote. The vote on Proposals 1, 3, 4 and 5 are considered “non-routine” and the vote on Proposal 2 is considered “routine”.

Abstentions are counted as “shares present” at the Annual Meeting for purposes of determining the presence of a quorum but are not counted in the calculation of the vote.

Votes at the meeting will be tabulated by one or more inspectors of election appointed by the Chief Executive Officer.

Stockholders will not be entitled to dissenter’s rights with respect to any matter to be considered at the Annual Meeting.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 10, 2015, information regarding beneficial ownership of our capital stock by:

•	Each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;
•	Each of our named executive officers;
•	Each of our directors; and
•	All of our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the Securities and Exchange Commission (the “SEC’) and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including options that are currently exercisable or exercisable within sixty (60) days of April 10, 2015. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown that they beneficially own, subject to community property laws where applicable.

Common Stock subject to stock options currently exercisable or exercisable within sixty (60) days of April 10, 2015, are deemed to be outstanding for computing the percentage ownership of the person holding these options and the percentage ownership of any group of which the holder is a member but are not deemed outstanding for computing the percentage of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o xG Technology, Inc., 240 S. Pineapple Avenue, Suite 701, Sarasota, Florida 34236.

Name and address of beneficial owner:	Amount and Nature of Beneficial Ownership	Percent of class of Common Stock (1)
5% Stockholders:
MB Technology Holdings, LLC (“MBTH”) (2)	12,367,009	31.72%
Named Executive Officers and Directors:
George F. Schmitt (3)	15,469,456	39.05%
John C. Coleman (4)	153,419	*
Roger G. Branton (5)	12,617,536	32.23%
James Woodyatt (6)	49,275	*
Belinda Marino (7)	6,854	*
Gary Cuccio (8)	4,762	*
Richard L. Mooers (9)	13,026,948	33.17%
Ken Hoffman (10)	28,339	*
Raymond M. Sidney (11)	28,339	*
General James T. Conway	-	-
All executive officers and directors as a group (10 persons):	16,651,360	41.42%

*	Less than 1%

(1)	Based on 36,868,768 shares of Common Stock issued and outstanding as of April 10, 2015. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

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(2)	Includes 2,120,778 shares of Common Stock underlying options and warrants that are presently exercisable.

(3)	Includes 2,476,852 shares of Common Stock and 625,595 shares of Common Stock underlying options and warrants that are presently exercisable, held directly by Mr. Schmitt, and 10,246,231 shares of common stock and warrants and 2,120,778 shares of common stock underlying options and warrants that are presently exercisable, beneficially owned through MBTH. Mr. Schmitt has a direct 36.34% ownership interest in MBTH. In addition, Mr. Schmitt, through his employment agreement as CEO of MBTH, has been granted an option to purchase MBTH shares sufficient to give him five percent (5%) of the equity ownership of MBTH shares, based on MBTH’s total capitalization as of the date of execution of his employment agreement with MBTH and fully diluted to incorporate all shares issued and amounts paid in the exercise of such options.

(4)	Includes 90,155 shares of Common Stock and 57,617 shares of Common Stock underlying options and warrants that are presently exercisable.

(5)	Includes 79,690 shares of Common Stock and 1,456,552 shares of Common Stock underlying options and warrants that are presently exercisable, beneficially owned through Branton Partners, LLC, of which various family entities, including Mr. Branton’s spouse, children and trusts for the benefit of Mr. Branton’s children, beneficially own 100%, 14,285 shares beneficially owned through Mooers Branton and Company (“MBC”), of which Mr. Branton is a 20% owner, and 10,246,231 shares of Common Stock and 2,120,778 shares of common stock underlying options and warrants that are presently exercisable, beneficially owned through MBTH. Mr. Branton beneficially holds 20% of the issued share capital of MB Merchant Group, LLC, which has a 45.23% ownership interest in MBTH.

(6)	Includes 8,297 shares of Common Stock and 41,428 shares of Common Stock underlying options that are presently exercisable.

(7)	Includes 1,570 shares of Common Stock and 5,284 shares of Common Stock underlying options that are presently exercisable.

(8)	Includes 4,762 shares of Common Stock underlying options that are presently exercisable.

(9)	Includes 9,127 shares of Common Stock and 3,333 shares of Common Stock underlying options that are presently exercisable. Richard Mooers’ family entities and trusts for the benefit of his and his wife’s children hold 80% of the share capital of MBMG and MBC. MBTH owns 10,246,231 shares of Common Stock and 2,120,778 shares of Common Stock underlying options that are presently exercisable in xG. MBMG owns 45.23% of MBTH. Mooers Partners, LLC (‘‘MP’’) owns 290,590 shares of Common Stock and 258,352 shares of Common Stock underlying options and warrants that are presently exercisable in xG. MP is owned by various trusts for the benefit of Mr. Mooers’ children. Additionally, a trust for the benefit of Mr. Mooers’ children also owns 55,025 shares of Common Stock and 27,513 shares of Common Stock underlying warrants that are presently exercisable in xG. MBC directly owns 14,285 shares of xG. 1,714 shares of xG are held by Mr. Mooers’ children directly. As the children reside in Mr. Mooers’ household, he is required to claim beneficial ownership and does.

(10)	Includes 15,482 shares of Common Stock and 12,857 shares of Common Stock underlying options that are presently exercisable.

(11)	Includes 15,482 shares of Common Stock and 12,857 shares of Common Stock underlying options that are presently exercisable.

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ELECTION OF DIRECTORS

(Proposal No. 1)

The following individuals have been nominated as members of our Board of Directors, each to serve until the 2016 Annual Meeting of Stockholders, until their successors are elected and qualified or until their earlier resignation or removal. Pursuant to Delaware law and our Bylaws, directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the seven (7) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.

Following is information about each nominee, including biographical data for at least the last five (5) years. Should one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Name of Director	Age	Director Since
George F. Schmitt	71	February 4, 2011
John C. Coleman	61	January 19, 2011
Gary Cuccio	69	July 18, 2013
Kenneth Hoffman	59	July 18, 2013
Richard L. Mooers	51	February 4, 2004
Raymond M. Sidney	45	July 18, 2013
General James T. Conway	67	January 6, 2015

George F. Schmitt, Executive Chairman of the Board, Chief Executive Officer and Director

Mr. Schmitt has over 40 years of broad telecom experience in wireless and wireline companies and has built wireless networks in a dozen countries. He is a major investor in xG Technology through his personal holdings and through his holdings in MBTH and became Executive Chairman of the Board on July 19, 2013 while previously serving as a Director since February 4, 2011, and having been the Chief Executive Officer since February 7, 2015. He also previously served as the Chief Executive Officer of MBTH, from December 2010 through December 2013. Mr. Schmitt currently sits on the board of directors of SecureAlert, Calient, and the California Thoroughbred Breeders Association. Mr. Schmitt previously served as a director of TeleAtlas, Objective Systems Integrators, Omnipoint and LHS Group. Mr. Schmitt is a principal of Sierra Sunset II, LLC and served as a former Trustee of St. Mary’s College. In addition, Mr. Schmitt has served as a director of many privately held companies including Voice Objects, Knowledge Adventure, Jungo and Cybergate, among others. Mr. Schmitt has also served as Financial Vice President of Pacific Telesis and chaired the Audit Committees of Objective Systems Integrations and TeleATLAS. Mr. Schmitt received an M.S. in Management from Stanford University, where he was a Sloan Fellow, and a B.A. in Political Science from Saint Mary’s College.

Mr. Schmitt was selected to serve on our board based on his extensive experience with technology and networking companies and broad experience in the telecommunications industry and his status as a significant investor in our company.

John C. Coleman, Director

Mr. Coleman brings to us 35 years of combined experience in expeditionary operations from both government service and the private sector. From June 2010 through February 17, 2015, he served as the Chief Executive Officer and Chief Operating Officer of the Company. From January 2009 to June 2012, he was the Chief Executive Officer of Joint Command and Control Consulting (JC3), a consulting services firm he founded that is focused on the development, integration, and delivery of mature and emerging technologies in support of expeditionary operations, particularly as related to command, control, and communications. In conjunction with its strategic partners, JC3 provides C4ISR-related systems, service, training, and support to expeditionary responders, both civil and military. He also served as a Vice-President of Hunter Defense Technology, a position he held from July 2006 to December 2008. In the thirty years preceding private sector employment, Mr. Coleman served the United States as a U.S. Marine Officer. Defining the character of his service upon retirement, Mr. Coleman was awarded the nation’s Distinguished Service Medal, an honor very rarely and only under exceptional circumstance bestowed to Marines below the rank of General Officer. He retired from the U.S. Marine Corp as a Colonel. He possesses top secret clearance which gives him access to several of our major markets. Currently, Mr. Coleman serves as a member of the board of xG.

Mr. Coleman was selected to serve on our board based on his significant experience with the military and military operations.

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Gary Cuccio, Director

Gary Cuccio has over 35 years of broad operating experience in wireless, software, engineering, operations, sales and marketing. Mr. Cuccio currently serves as Chairman of Openet Telecom Ltd. Based in Dublin, Ireland, Openet Telecom is a venture-backed software company providing IP mediation to leading Telco’s on a global basis. Mr. Cuccio also serves on the board of mBlox as the chairman of its audit committee. mBlox is a venture-backed startup providing a service bureau for SMS messages in the wireless space. Headquartered in London and Sunnyvale, CA, mBlox operates in Europe, the U.S. and Asia. Previously, Mr. Cuccio was CEO of ATG, a CLEC based in California, Oregon, and Washington. Prior to ATG, Mr. Cuccio was CEO of LHS group (Nasdaq: LHSG), a Telco billing software supplier. LHS was acquired by Sema, a French software company, in Q3, 2000 for $6.8BB. Mr. Cuccio was also COO of Omnipoint, a PCS mobile wireless carrier. Mr. Cuccio’s experience also includes several positions held at Airtouch, most notably Vice President of Operations for Europe, Vice President, Asia and President of Airtouch Paging. The company was merged with Vodafone in 1999. He has also served as chairman of the board and audit committee chairman of privately held companies and has helped sell and merge several public and privately held companies. Mr. Cuccio started his career with 27+ years at Pacific Tel in Operations, Engineering, Customer Service and Sales & Marketing, ending his tenure there as VP/General Manager.

Mr. Cuccio received his AMP from Harvard University, his MBA from St. Mary’s College and his BA in Political Science from California State University Los Angeles.

Mr. Cuccio was selected to serve on our board based on his 45 years of experience with technology and communications companies as well as his financial and audit committee background. Mr. Cuccio qualifies as an “audit committee financial expert” within the meaning of the SEC regulations.

Kenneth Hoffman, Director

Mr. Hoffman joined the Company in August 2010 as an advisor. Ken Hoffman is Vice President of Regulatory Affairs for Florida Power & Light Company, the rate-regulated subsidiary of NextEra Energy, Inc. (NYSE: NEE), one of the nation’s leading electricity-related services companies. He is responsible for providing assistance in the management and oversight of FPL’s regulatory activities before state regulators and the State Legislature on energy matters. Mr. Hoffman joined FPL in 2008 after a successful career in private law practice specializing in the representation of public utilities and telecommunications companies before the Florida Public Service Commission, the Florida Legislature and the Florida courts. He has over 25 years’ experience representing various types of telecommunications carriers including wireless before regulatory and legislative bodies. His expertise in regulatory proceedings in Florida will be helpful as we grow and face potential regulatory actions. Prior to joining FPL, he was a shareholder at Rutledge Ecenia Purnell & Hoffman, PA, in Tallahassee, Florida for 14 years.

Mr. Hoffman was selected to serve on our board based on his extensive experience in the utility industry, a key industry segment to utilize our products and services.

Richard L. Mooers, Director

Richard Mooers has been involved in telecommunications activities for over 20 years and has significant expertise in accounting, risk management, and controls. For the past 11 years he has served in a variety of positions with our company since its founding in August, 2002. Mr. Mooers served as our Executive Chairman of the Board from inception until July 19, 2013 and continues to serve as a Director, a position he has held from inception. He also serves as Chairman, CEO and Director of MBTH a company he co-founded with Roger Branton and George Schmitt in 2010. Richard graduated summa cum laude from the University of Maine, with a Bachelor of Science degree in business administration in 1985. He remains one of the major investors in the Company.

Mr. Mooers was selected to serve on our board based on his extensive experience with technology and telecommunications companies, including as a founder, executive and investor.

Raymond M. Sidney, Director

Dr. Sidney has established several real estate investment ventures and been involved with a number of companies, including Covia Labs, Hemedex, Edison2 and Commuter Cars as an investor, board member or advisor. He also serves on the Vision Circle of the X PRIZE Foundation. Prior to this, Dr. Sidney was the second software engineer hired at Google, Inc. Previously, Dr. Sidney had worked as a security expert and software engineer at RSA Labs and D.E. Shaw & Co., among other companies. He provided the implementation expertise for RC6, RSA’s candidate cipher for NIST’s quest for AES, a successor to the Data Encryption Standard. Dr. Sidney attended Caltech and Harvard, and he received a bachelor’s degree in mathematics from Harvard in 1991. He then entered the graduate program in mathematics at MIT, where he specialized in cryptography and received a PhD in 1995. His higher mathematics knowledge will be helpful to our development team. Dr. Sidney’s business experience includes running and investing in startups through his venture capital company, Big George Ventures. In addition, he is active in many educational and environmental undertakings in the Lake Tahoe area.

Mr. Sidney was selected to serve on our board based on his extensive experience with technology companies and broad experience in the venture capital industry.

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General James T. Conway, Director

General Conway retired from active military duty in 2010. Since retiring, General Conway has consulted for several corporate and non-profit boards, including Textron Inc., Colt Defense and General Dynamics. General Conway also co-chairs the Energy Security Leadership Council, a non-partisan energy policy think tank. Prior to his retirement, General Conway served as the 34th Commandant of the U.S. Marine Corps for four years. Prior to becoming Commandant, General Conway served for four years on the Joint Chiefs of Staff as Senior Operations Officer in the U.S. military, where he oversaw the war efforts in Iraq and Afghanistan. As a member of the Joint Chiefs of Staff, General Conway functioned as a military advisor to the Secretary of Defense, the National Security Council, and the President.

General Conway was selected to serve on our board based on his significant experience assessing and implementing military technology operations.

Vote Required and Recommendation

Our Certificate of Incorporation, as amended, does not authorize cumulative voting. Delaware law and our Bylaws provide that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the seven (7) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

At the Annual Meeting a vote will be taken on a proposal to approve the election of the seven (7) director nominees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE FOR THE ELECTION OF THE SEVEN (7) DIRECTOR NOMINEES.

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CORPORATE GOVERNANCE

Board of Directors

The Board oversees our business affairs and monitors the performance of our management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials sent to them and by participating in Board and committee meetings. Our directors hold office until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal, or if for some other reason they are unable to serve in the capacity of director.

Director Independence

Our board of directors currently consists of seven (7) members: Richard L. Mooers, John C. Coleman, Gary Cuccio, Kenneth Hoffman, George F. Schmitt, Raymond M. Sidney and General James T. Conway. All of our directors will serve until our next annual meeting and until their successors are duly elected and qualified.

As we are listed on NASDAQ, our determination of independence of directors is made using the definition of “independent director” contained in Rule 5605(a)(2) of the Marketplace Rules of the NASDAQ Stock Market. Our board affirmatively determined that Gary Cuccio, Kenneth Hoffman, General James T. Conway and Ray Sidney, are “independent” directors, as that term is defined in the Nasdaq Stock Market Rules.

Board Meetings and Attendance

During fiscal 2014, the Board held 10 physical and telephonic meetings. No incumbent director attended, either in person or via telephone, fewer than 70% of the aggregate of all meetings of the Board, for which at the time of the meeting they were a member of the Board.  The Board also approved certain actions by unanimous written consent.

Annual Meeting Attendance

The Company held its 2014 annual meeting on June 11, 2014, which was attended by two of our then current Directors.

Stockholder Communications with the Board

Shareholders wishing to communicate with the Board, the non-management directors, or with an individual Board member may do so by writing to the Board, to the non-management directors, or to the particular Board member, and mailing the correspondence to: c/o James Woodyatt, President, xG Technology, Inc., 7771 West Oakland Park Blvd., Suite 231, Sunrise, Florida 33351. The envelope should indicate that it contains a shareholder communication. All such shareholder communications will be forwarded to the director or directors to whom the communications are addressed.

Board Committees

Our board of directors has an audit committee, a compensation committee and a governance and nominations committee. Each committee has a charter, which is available on our website at www.xgtechnology.com. Information contained on our website is not incorporated herein by reference. Each of the board committees has the composition and responsibilities described below.

Our Board of Directors has three (3) standing committees of the Board: a Compensation Committee, an Audit Committee and Governance and Nomination Committee. As of April __, 2015, the members of these committees are:

Audit Committee	Compensation Committee	Governance and Nomination Committee
Gary Cuccio*	Gary Cuccio	Gary Cuccio
Kenneth Hoffman	Kenneth Hoffman	Kenneth Hoffman*
General James T. Conway	Raymond Sidney	Raymond Sidney
	General James T. Conway *	General James T. Conway

*Denotes Chairman of committee.

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Audit Committee

We have an Audit Committee e stablished in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of our Audit Committee are Gary Cuccio, Kenneth Hoffman and General James T. Conway. Each of these Committee members is “independent” within the meaning of Rule 10A-3 under the Exchange Act and the NASDAQ Stock Market Rules. Our board has determined that Gary Cuccio shall serve as the “audit committee financial expert”, as such term is defined in Item 407(d)(5) of Regulation S-K. Gary Cuccio currently serves as Chairman of the Audit Committee of mBlox, Inc. and Openet Telecom Ltd. In the past he also served on the Audit Committee of Objective Systems Integration, Inc. and Affinity Internet, Inc. Gary Cuccio serves as Chairman of our Audit Committee.

The Audit Committee oversees our accounting and financial reporting processes and oversees the audit of our financial statements and the effectiveness of our internal control over financial reporting. The specific functions of this Committee include:

•	Selecting and recommending to our board of directors the appointment of an independent registered public accounting firm and overseeing the engagement of such firm;
•	Approving the fees to be paid to the independent registered public accounting firm;
•	Helping to ensure the independence of our independent registered public accounting firm;
•	Overseeing the integrity of our financial statements;
•	Preparing an audit committee report as required by the SEC to be included in our annual proxy statement;
•	Reviewing major changes to our auditing and accounting principles and practices as suggested by our company’s independent registered public accounting firm, internal auditors (if any) or management;
•	Reviewing and approving all related party transactions; and
•	Overseeing our compliance with legal and regulatory requirements.

In 2014, the Audit Committee held seven (7) physical and telephonic meetings, at each of which two members of the then current Audit Committee were present.

The Audit Committee’s charter is attached as Appendix A to this Company’s proxy statement.

Compensation Committee

The members of our Compensation Committee are Gary Cuccio, Kenneth Hoffman, Raymond Sidney and General James T. Conway. Each such member is “independent” within the meaning of the NASDAQ Stock Market Rules. In addition, each member of our Compensation Committee qualifies as a “non-employee director” under Rule 16b-3 of the Exchange Act. Our Compensation Committee assists the board of directors in the discharge of its responsibilities relating to the compensation of the board of directors and our executive officers. General James T. Conway serves as Chairman of our Compensation Committee.

The Committee’s compensation-related responsibilities include:

•	Assisting our board of directors in developing and evaluating potential candidates for executive positions and overseeing the development of executive succession plans;
•	Reviewing and approving on an annual basis the corporate goals and objectives with respect to compensation for our chief executive officer;
•	Reviewing, approving and recommending to our board of directors on an annual basis the evaluation process and compensation structure for our other executive officers;
•	Providing oversight of management’s decisions concerning the performance and compensation of other company officers, employees, consultants and advisors;
•	Reviewing our incentive compensation and other stock-based plans and recommending changes in such plans to our board of directors as needed, and exercising all the authority of our board of directors with respect to the administration of such plans;
•	Reviewing and recommending to our board of directors the compensation of independent directors, including incentive and equity-based compensation; and
•	Selecting, retaining and terminating such compensation consultants, outside counsel and other advisors as it deems necessary or appropriate.

In 2014 the Compensation Committee did not hold any physical or telephonic meetings.

The Compensation Committee’s charter is attached as Appendix B to this proxy statement.

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Governance and Nominations Committee

The members of our Governance and Nominations Committee are Gary Cuccio, Kenneth Hoffman, Raymond Sidney and General James T. Conway. Each such member is “independent” within the meaning of the NASDAQ Stock Market Rules. The purpose of the Governance and Nominations Committee is to recommend to the board nominees for election as directors and persons to be elected to fill any vacancies on the board, develop and recommend a set of corporate governance principles and oversee the performance of the board. Kenneth Hoffman serves as chairman of our Governance and Nominations Committee.

The Committee’s responsibilities include:

•	Selecting director nominees. The governance and nominations committee recommends to the board of directors nominees for election as directors at any meeting of stockholders and nominees to fill vacancies on the board. The governance and nominations committee would consider candidates proposed by stockholders and will apply the same criteria and follow substantially the same process in considering such candidates as it does when considering other candidates. The governance and nominations committee may adopt, in its discretion, separate procedures regarding director candidates proposed by our stockholders. Director recommendations by stockholders must be in writing, include a resume of the candidate’s business and personal background and include a signed consent that the candidate would be willing to be considered as a nominee to the board and, if elected, would serve. Such recommendation must be sent to the Company’s Secretary at the Company’s executive offices. When it seeks nominees for directors, our governance and nominations committee takes into account a variety of factors including (a) ensuring that the board, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert”, as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought and an ability to work collegially. The Company is of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, contributing to the ability of the board of directors to work as a collective body, while giving the Company the benefit of the familiarity and insight into the Company’s affairs that its directors have accumulated during their tenure. Accordingly, the process of the governance and nominations committee for identifying nominees reflects the Company’s practice of re-nominating incumbent directors who continue to satisfy the committee’s criteria for membership on the board of directors, whom the committee believes continue to make important contributions to the board of directors and who consent to continue their service on the board of directors. The board has not adopted a formal policy with respect to its consideration of diversity and does not follow any ratio or formula to determine the appropriate mix; rather, it uses its judgment to identify nominees whose backgrounds, attributes and experiences, taken as a whole, will contribute to the high standards of board service. The governance and nominations committee may adopt, and periodically review and revise as it deems appropriate, procedures regarding director candidates proposed by stockholders;
•	Reviewing requisite skills and criteria for new board members and board composition. The governance and nominations committee reviews with the entire board of directors, on an annual basis, the requisite skills and criteria for board candidates and the composition of the board as a whole;
•	Hiring of search firms to identify director nominees. The governance and nominations committee has the authority to retain search firms to assist in identifying board candidates, approve the terms of the search firm’s engagement, and cause the Company to pay the engaged search firm’s engagement fee;
•	Selection of committee members. The governance and nominations committee recommends to the board of directors on an annual basis the directors to be appointed to each committee of the board of directors;
•	Evaluation of the board of directors. The governance and nominations committee will oversee an annual self-evaluation of the board of directors and its committees to determine whether it and its committees are functioning effectively;
•	Evaluation of the board of directors. The governance and nominations committee will oversee an annual self-evaluation of the board of directors and its committees to determine whether it and its committees are functioning effectively; and
•	Development of Corporate Governance Guidelines. The governance and nominations committee will develop and recommend to the board a set of corporate governance guidelines applicable to the Company.

The governance and nominations committee may delegate any of its responsibilities to subcommittees as it deems appropriate. The governance and nominations committee is authorized to retain independent legal and other advisors, and conduct or authorize investigations into any matter within the scope of its duties.

In 2014 the Governance and Nomination Committee held one (1) meeting at which two members of the then current Governance and Nominations Committee were present.

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The Governance and Nomination Committee’s charter is attached as Appendix C to this proxy statement.

Family Relationships

There are no relationships between any of the officers or directors of the Company.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past ten (10) years:

•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
•	Had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;
•	Been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;
•	Been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;
•	Been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
•	Been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the Commission.

Leadership Structure of the Board

The Board of Directors does not currently have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time. Our current Chairman, Mr. George F. Schmitt also serves as the Company’s Chief Executive Officer.

Risk Oversight

The Board oversees risk management directly and through its committees associated with their respective subject matter areas. Generally, the Board oversees risks that may affect the business of the Company as a whole, including operational matters. The Audit Committee is responsible for oversight of the Company’s accounting and financial reporting processes and also discusses with management the Company’s financial statements, internal controls and other accounting and related matters. The Compensation Committee oversees certain risks related to compensation programs and the Governance and Nomination Committee oversees certain corporate governance risks. As part of their roles in overseeing risk management, these Committees periodically report to the Board regarding briefings provided by management and advisors as well as the Committees’ own analysis and conclusions regarding certain risks faced by the Company. Management is responsible for implementing the risk management strategy and developing policies, controls, processes and procedures to identify and manage risks.

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DIRECTOR COMPENSATION FOR FISCAL 2014

The Company compensates our non-employee directors on a negotiated basis including expenses for their service. Each of these directors received compensation in the amount of $15,000 annually payable quarterly or the same value in shares of the Company, based on the director’s determination. In addition, they received awards of 14,285 options in September of 2012 with a strike price of $15.75 and 10,000 in November of 2013 with a strike price of $1.63. Each award has a vesting schedule of one-third vesting each year on the anniversary date over three (3) years. No options were awarded in 2014.

The table below summarizes the compensation earned by our non-employee directors for the fiscal year ended December 31, 2014.

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards ($)	Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Gary Cuccio	15,000	0	0	0	0	0	15,000
Kenneth Hoffman	0	15,000	0	0	0	0	15,000
Raymond Sidney	0	15,000	0	0	0	0	15,000
Larry Townes	0	15,000	0	0	0	0	15,000

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INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Our executive officers are:

Name	Age	Position
George Schmitt	71	Chief Executive Officer
Roger G. Branton	48	Chief Financial Officer
James Woodyatt	47	President
Belinda Marino	55	Secretary

Biographical information about George F. Schmitt appears on page 5 above.

Roger G. Branton, Chief Financial Officer

For the past 12 years he has served in a variety of positions with our company since its founding in August 2002. Mr. Branton currently serves as our Chief Financial Officer since inception. He also serves in similar capacities at MBTH, a company he co-founded with Richard Mooers and George Schmitt in 2010. He graduated from West Chester University in Pennsylvania with a Bachelor of Science degree in accounting. He trained as a certified public accountant in 1989.

James Woodyatt, President

Mr. Woodyatt has served as our President since April 20, 2012. He also served as our Deputy Chief Executive Officer from June 2007 to April 20, 2012, at which time James assumed the President title, and as a Director from January 2007 through July 2013. From February 2006 until October 2011, James served as President of Veegoo Holding SA, a company he co-founded in 2006 and as a Managing Director of Veegoo Capital Services SA, a group which is active in business advisory and private equity.

Belinda Marino, Secretary

Mrs. Marino has served secretary since August 2013. Mrs. Marino is also an employee of the Company serving as the Director of Human Resources since 2006. In addition to the above, Mrs. Marino has ongoing responsibilities for functions that include corporate banking activities and corporate governance. Mrs. Marino earned a PHR (Professional in Human Resources) Certificate from the HR Certification Institute in 2009.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Base Salary

We provide base salary as a fixed source of compensation for our executive officers, allowing them a degree of certainty when having a meaningful portion of their compensation “at risk” in the form of equity awards covering the shares of a company for whose shares there has been limited liquidity to date. The Board of Directors recognizes the importance of base salaries as an element of compensation that helps to attract highly qualified executive talent.

Base salaries for our executive officers were established primarily based on individual negotiations with the executive officers when they joined us and reflect the scope of their anticipated responsibilities, the individual experience they bring, the board members’ experiences and knowledge in compensating similarly situated individuals at other companies, our then-current cash constraints, and a general sense of internal pay equity among our executive officers.

The Board does not apply specific formulas in determining base salary increases. In determining base salaries for 2013 and 2014 for our continuing named executive officers, no adjustments were made to the base salaries of any of our named executive officers, except for James Woodyatt, as the board or compensation committee determined, in their independent judgment and without reliance on any survey data, that existing base salaries, taken together with other elements of compensation, provided sufficient fixed compensation for retention purposes.

Cash Bonuses or Bonuses Paid in Shares

Prior to the initial public offering, our employees, including our executive officers, have been eligible to earn discretionary performance bonuses based on individual performance. The amount of individual bonus earned was determined in a subjective manner, without specific weightings or a formula.

In 2012, we set targets for the award of corporate performance-related bonuses, expressed as a percentage of base salary, for our employees, including our executive officers. The overall corporate performance of the Company, as evaluated by our board, was with reference to specific pre-established corporate goals, and was the critical factor for determining corporate performance-related bonuses. Each participant could earn an annual bonus of up to 100% of his earned base salary, which our board felt was an appropriate percentage given such payment can be paid in stock or cash at the board’s discretion.

For our 2012 bonus program, our Chief Executive Officer established, in consultation with the board, objectives and key results, for officers and senior management which also applied to all employees of the Company.

Bonus accruals for the 2011 and 2012 calendar years were paid on February 5, 2014 and February 18, 2014 through the issuance of 82,335 and 16,867 common shares. The bonus awarded was allocated to general & administrative and development expenses in 2011 and 2012. During 2013, $2,335,000 of salary expense was reversed to account for the decrease in the fair market value of the accrued bonus from $2,633,000 at December 31, 2012 to $298,000 at December 31, 2013. The reason for the decrease is related to the decrease in the stock price of common shares used for settlement.

In 2013, we again set targets for the award of corporate performance-related bonuses; however, those targets were not met and no performance-related bonuses were paid out. We have not yet set any targets for the award of corporate performance-related bonuses for 2014.

Equity Compensation

As a majority-held company, we have historically used options as the principal component of our executive compensation program. Consistent with our compensation objectives, we believe this approach has allowed us to attract and retain key talent and aligned our executive team’s contributions with the long-term interests of the company and our stockholders. We grant stock options with an exercise price not less than the fair market value of our common stock on the date of grant, so these options will have value to our executive officers only if the fair market value of our common stock increases after the date of grant and the date of vesting. Typically, stock options granted to our executive officers vest over three years.

In addition, our board has approved certain executive grants of options containing accelerated vesting provisions upon an involuntary termination (both termination without cause and resignation for good reason) as well as upon certain material change in control transactions. Our board believes these accelerated vesting provisions reflect current market practices, based on the collective knowledge and experiences of our board members (and without reference to specific peer group data), and allow us to attract and retain highly qualified executive officers. In addition, we believe these accelerated vesting provisions will allow our executive officers to focus on closing a transaction that may be in the best interest of our stockholders even though the transaction may otherwise result in a termination of their employment and, absent such accelerated vesting, a forfeiture of their unvested equity awards. Additional information regarding accelerated vesting prior to, upon or following a change in control is discussed below under “— Potential Payments Upon Termination or Change in Control.”

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In determining the form, size and material terms of executive equity awards, our board customarily considered, among other things, individual negotiations with the executive officers at their time of hire, the executive officer’s total compensation opportunity, the need to create a meaningful opportunity for reward predicated on the creation of long-term stockholder value, internal pay equity as among our executive officers, notable performance accomplishments, adjustments to duties and the retention implications of existing grants.

In determining the size of the equity grants, our board generally considered the CEO’s recommendations, the executive officer’s existing equity award holdings (including the unvested portion of such awards), internal pay equity, our retention and incentive goals, and, as applicable, negotiations with the executive at the time of his hiring. Our Board of Directors did not make any grants to our executive officers in 2014:

Summary Compensation Table for Fiscal Years 2014 and 2013

The following table summarizes information regarding the compensation awarded to, earned by or paid to, our Executive Chairman, Chief Executive Officer, Chief Financial Officer and our two other most highly compensated executive officers during 2014 and 2013. We refer to these individuals in this report as our named executive officers.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Non- Equity Incentive Plan Compensation ($)	Non- qualified Deferred Compensation Earnings ($)	All Other Compensation ($) (3)	Total ($)
George F.	2013	150,000	0	0	0	_	_	0	150,000
Schmitt,	2014	150,000	0	7,581					157,581
Executive Chairman (4)
Richard L.	2013	357,500	0	0	12,894	_	_	19,414	389,808
Mooers,	2014	0	0	0	0			0	0
Executive Chairman (5)
John C.	2013	250,000	0	0	51,578	_	_	45,082	346,660
Coleman, (6)	2014	250,000	0	12,193	0			42,578	304,771
Director
Roger G.	2013	275,000	0	6,468	0	_	_	12,442	326,125
Branton,	2014	275,000	0	0	38,683			10,776	299,721
Chief Financial Officer
James	2013	165,000	0	0	38,683	_	_	4,676	208,359
Woodyatt,	2014	270,022	0	8,340	0			3,672	282,034
President

(1)	Amounts represent corporate performance-related bonuses to be paid in stock from the 2011 and 2012 bonus plan.
(2)	Amounts relate to grants of stock options made under the 2013 Stock Incentive Plan. With respect to each stock option grant, the amounts disclosed generally reflect the grant date fair value computed in accordance with FASB ASC Topic 718 “Stock Compensation”.
(3)	Includes employer-paid insurance and, for Mr. Coleman, a housing allowance.
(4)	Mr. Schmitt became Executive Chairman of the Board on July 19, 2013. On February 17, 2015, the Company’s Board of Directors appointed Mr. Schmitt to the role of Chief Executive Officer.
(5)	Mr. Mooers served in the position of Executive Chairman of the Board from inception until July 19, 2013.
(6)	As of February 17, 2015, Mr. Coleman is no longer an executive officer of the Company. Mr. Coleman will continue to serve as a Director of the Company

Employment Agreements

The Company has an employment agreement with its CEO, John Coleman, for a term of three (3) years with automatic renewals unless terminated. Mr. Coleman’s agreement was effective on August 1, 2011. It provides that he will receive a salary of no less than $250,000 per year, subject to annual increases as determined by the Board. In addition, he is entitled to incentive compensation not to exceed two (2) times his base salary. The incentive compensation is payable in shares of common stock at the Company’s discretion. He is also entitled to participate in all other benefits that the Company may provide to other senior executives. The agreement contains a non-compete and non-solicitation provision.

On February 17, 2015, John Coleman resigned from his position of Chief Executive Officer effective immediately. Mr. Coleman’s resignation was not a result of any disagreements with the Company. Mr. Coleman will continue to serve as a Director of the Company and manage the governmental/expeditionary portions of the business.

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In connection with this transition, on February 17, 2015, the Company’s Board of Directors appointed George Schmitt, the Company’s Executive Chairman, to the role of Chief Executive Officer. Mr. Schmitt will perform the services and duties that are normally and customarily associated with the Chief Executive Officer position, as well as other duties as the Board reasonably determines. We do not currently have an employment agreement with Mr. Schmitt.

Other Compensation

Corporate Performance Bonus

In 2012, we established a corporate performance bonus matrix for eligible employees and contractors based on the achievement of certain milestones, including timely completion of engineering projects, adherence to operating budgets, and revenue produced by each vertical market.

The milestones were weighted according to importance for the current year as determined by the CEO and CFO. Eligible employees and contractors had the ability to earn up to 200% of their base compensation. The end of year evaluation of performance is made at the company level and not on the level of each individual.

For 2012, the Company incented engineering personnel to complete a full demo-mobile system and the production of commercial equipment by the end of the third quarter, which was weighted at 50%. Executive officers were incented to control spending by adherence to operating budgets, which was weighted at 20%. Business development and sales personnel were incented to reach a pre-determined level of revenue by vertical market, which was weighted at 30%. For 2012, a 20% (of salary) corporate performance bonus was awarded to all executive officers, employees and eligible contractors of the Company for controlling spending and adherence to operating budgets.

Bonus accruals for the 2011 and 2012 calendar years were paid on February 5, 2014 and February 18, 2014 through the issuance of 82,335 and 16,867 common shares. The bonus awarded was allocated to general & administrative and development expenses in 2011 and 2012. During 2013, $2,335,000 of salary expense was reverse to account for the decrease in the fair market value of the accrued bonus from $2,633,000 at December 31, 2012 to $298,000 at December 31, 2013. The reason for the decrease is related to the decrease in the stock price of common shares used for settlement.

Post-Employment Compensation

In hiring our executive officers, we recognized that many of our desired candidates were leaving the security of employment with more mature companies where they had existing severance and change of control compensation rights. Accordingly, we sought to develop compensation packages that could attract qualified candidates to fill our most critical positions. At the same time, we were sensitive to the need to integrate new executive officers into our existing executive compensation structure. We believe these equity acceleration provisions will help our executive officers maintain continued focus and dedication to their responsibilities to help maximize stockholder value if there is a potential transaction that could involve a change in control of our company and a potential for the termination of their employment.

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All of our executive officers are employees-at-will except our chief executive officer, John Coleman who has a three (3) year employment agreement. For a summary of the material terms and conditions of this employment agreement, see “Employment Agreements”.

Employee Benefits

We provide standard health, dental, vision, life and disability insurance benefits to our executive officers, on the same terms and conditions as provided to all other eligible employees. Our executive officers may also participate in our broad-based 401(k) plan, which currently does not include a company match or discretionary contribution. We believe these benefits are consistent with the broad based employee benefits provided at the companies with whom we compete for talent and therefore are important to attracting and retaining qualified employees.

We provide certain temporary living expenses to the Chief Executive Officer recognizing that such costs were critical to our ability to attract this individual to join us.

Equity Granting Policies

•	We encourage our named executive officers to hold a significant equity interest in our company, but have not set specific ownership guidelines.
•	While our board of directors has delegated authority to our compensation committee to grant equity awards to executive officers, all equity awards previously granted to our executive officers have been granted by our full board of directors.

Other than as described above, there were no post-employment compensation, pension or nonqualified deferred compensation benefits earned by the executive officers during the year ended December 31, 2014. We do not have any retirement, pension, or profit-sharing programs for the benefit of our directors, officers or other employees. The Board of Directors may recommend adoption of one or more such programs in the future.

Outstanding Equity Awards at 2014 Fiscal Year End

The following table presents information regarding outstanding options held by our named executive officers as of December 31, 2014:

	Option Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration date
George Schmitt	1,428	—		8.40	2/23/2020
Total	1,428	—
John Coleman	1,428	—		8.75	3/8/2020
	14,285	—		7.00	6/16/2020
	28,571	—		8.75	4/14/2021
	13,333	26,667	(2)	1.63	11/19/2023
Total	57,617	26,667
Roger Branton (1)	30,714	—		19.25	1/2/2015
	78,571	—		70.00	1/19/2016
	10,000	20,000	(3)	1.63	11/19/2023
Total	119,285	20,000
James Woodyatt	21,428	—		192.50	1/10/2017
	10,000	—		7.88	4/14/2021
	10,000	20,000	(3)	1.63	11/19/2023
Total	41,428	20,000

(1)	Held by trusts and entities for the benefit of Roger Branton, his wife and minor children.

(2)	13,333 of these options vest on November 19, 2014, 13,333 vest on November 19, 2015 and 13,334 vest on November 19, 2016.

(3)	10,000 of these options vest on November 19, 2014, 10,000 vest on November 19, 2015 and 10,000 vest on November 19, 2016.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than compensation arrangements, the following is a description of transactions to which we were a participant or will be a participant to, in which:

•	The amounts involved exceeded or will exceed the lesser of 1% of our total assets or $120,000; and
•	Any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Our Audit Committee considers and approves or disapproves any related person transaction as required by NASDAQ regulations.

Assumption of liabilities by MBTH

Roger Branton, the Company’s Chief Financial Officer, and George Schmitt, the Company’s Chief Executive Officer and Executive Chairman, are directors of MBTH, and Richard Mooers, a director of the Company, is the CEO and a director of MBTH. During the year ended December 31, 2014, MBTH did not fund any additional liabilities on behalf of the Company under the 2011 assumption of liability agreement with MBTH. During the year ended December 31, 2014, the Company repaid MBTH $280,000 for liabilities previously paid by MBTH and the balance due to MBTH under the 2011 assumption of liability agreement was $931,000 as of December 31, 2014 which is included in due to related parties.

On April 29, 2014, the Company entered into a management agreement (the “Management Agreement”) with MBTH, pursuant to which MBTH agreed to provide certain management and financial services to the Company for a monthly fee of $25,000. The Management Agreement was effective January 1, 2014. The Company incurred fees related to the Management Agreement of $300,000 and $0, respectively, for the year ended December 31, 2014 and 2013. During the year ended December 31, 2014, the Company paid $225,000 of the fees under the Management Agreement and the remaining $75,000 was included in due to related parties at December 31, 2014.

In December 2014, MBTH loaned the Company $50,000 for payroll related expenses. This balance was included in due to related parties.

The Company agreed to award MBTH a 3% cash success fee if MBTH arranges financing for the Company or arranges a merger, consolidation or sale by the Company of substantially all of the assets. On February 24, 2015, MBTH invoiced the Company for $700,000 in fees associated with equity financings through April 16, 2014 at a rate of 3% per financing less certain discounts. The Company also accrued for an additional fee of approximately $109,000 for equity financings between April 17, 2014 and December 31, 2014. The balance of $809,000 was recorded as an expense in general and administrative expenses and included in due to related parties. As of April 10, 2015, the balance due to MBTH is $263,449.

Issuance of common stock to MBTH

On February 24, 2015, the company issued 3,991,131 shares of common stock to MBTH in consideration of converting $1,756,098 owed of the balance due to related parties at a conversion price of $0.44 per share.

George Schmitt- Due to Related Party

On December 30, 2014, the Company received a $245,000 loan from George Schmitt, Chairman of the Board and, effective as of February 17, 2015, Chief Executive Officer. This amount was recorded in due to related parties.

On January 8, 2015, the Company repaid $100,000 of the $245,000 due to related party balance owed to George Schmitt.

On January 29, 2015 and February 13, 2015, the Company received an aggregate of $700,000 from certain family members of George Schmitt, Chairman of the Board and, effective as of February 17, 2015, Chief Executive Officer. This amount was recorded as a short term loan in due to related parties. On February 23, 2015, George Schmitt transferred the balance of his $145,000 loan to certain family members bringing the total the Company owed to certain family members to $845,000. The $845,000 loan was settled through the issuance of 845,000 shares of Series B Preferred Stock, 53,095 shares of common stock and warrants with respect to 422,500 underlying shares of common stock exercisable for five years at a price of $2.00 per share.

Mooers Branton & Co. Incorporated

On March 2, 2006, the Company entered into a management agreement (the “MBC Management Agreement”) with Mooers Branton & Co. Incorporated (“MBC”), a Florida corporation, pursuant to which MBC agreed to provide certain management and financial services to the Company for a monthly fee of $80,000. The MBC Management Agreement was terminated on January 1, 2014. The Company incurred fees related to the MBC Management Agreement of $0 and $720,000, respectively, for the year ended December 31, 2014 and 2013. MBC is beneficially controlled and operated by Richard Mooers, a director and Roger Branton, the Chief Financial Officer, of the Company.

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Deferred Revenue

On October 16, 2013, the Company completed the first delivery of xMax comprehensive cognitive radio system, shipping equipment and providing engineering services required to fulfill the $179,000 purchase order that was received from rural broadband provider Walnut Hill Telephone Company on November 26, 2012. Larry Townes is Chairman of Townes Tele-Communications, Inc., the parent company of Walnut Hill Telephone Company. Given that Larry Townes was a director of xG Technology, at the time of the purchase order, the sale of equipment to Walnut Hill Telephone Company was, at the time it was entered into, considered to be a related party transaction. Due to Walnut Hill Telephone Company waiting for the equipment to meet certain technical specifications, the revenue from this transaction is considered deferred revenue as of December 31, 2014.

On December 16, 2013, the Company sold xMax comprehensive cognitive radio system to Haxtun Telephone Company for $301,000 to fulfill a purchase order that was received on November 24, 2012. Larry Townes is Chairman of Townes Tele-Communications, Inc., the parent company of Haxtun Telephone Company. Given that Larry Townes was a director of xG Technology, at the time of the purchase order, the sale of equipment to Haxtun Telephone Company was, at the time it was entered into, considered to be a related party transaction. Due to Haxtun Telephone Company waiting for the equipment to meet certain technical specifications, the revenue from this transaction is considered deferred revenue as of December 31, 2014.

Any transactions subsequent to Larry Townes resigning will not be considered related party transactions.

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COMPENSATION COMMITTEE REPORT

The Report of the Compensation Committee (the “Compensation Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Compensation Report by reference therein.

Recommendations of the Compensation Committee.  We have reviewed and discussed the Compensation Discussion & Analysis (“CD&A”) with the Company’s management. Based on this review and these discussions, we recommended to the Board of Directors that the CD&A be included in the Company’s Annual Proxy for the fiscal year ended December 31, 2014.

This Compensation Report has been furnished by the Compensation Committee of the Board of Directors.

General James T. Conway

Gary Cuccio

Kenneth Hoffman

Raymond Sidney

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AUDIT COMMITTEE REPORT

The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Audit Report by reference therein.

Role of the Audit Committee

The Audit Committee’s primary responsibilities fall into three broad categories:

First, the Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s outside auditors about draft annual financial statements and key accounting and reporting matters;

Second, the Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1); and

Third, the Committee reviews financial reporting, policies, procedures, and internal controls of the Company.

The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Committee met with management and the Company’s outside auditors, including meetings with the Company’s outside auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the outside auditors. The Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

With respect to the Company’s outside auditors, the Committee, among other things, discussed with Friedman LLP matters relating to its independence, including the disclosures made to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Recommendations of the Audit Committee.  In reliance on the reviews and discussions referred to above, the Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, for filing with the SEC.

This report has been furnished by the Audit Committee of the Board of Directors.

Gary Cuccio, Chairman

Kenneth Hoffman

General James T. Conway

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RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

(Proposal No. 2)

FRIEDMAN LLP (“Friedman”) has served as our independent auditors since March 21, 2012, and has been appointed by the Audit Committee of the Board of Directors to continue as our independent auditors for the fiscal year ending December 31, 2015.

At the Annual Meeting, the stockholders will vote on a proposal to ratify this selection of the auditors. If this ratification is not approved by the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, the Board will reconsider its selection of auditors.

Friedman has no interest, financial or otherwise, in our Company. We do not currently expect a representative of Friedman to physically attend the Annual Meeting, however, it is anticipated that a Friedman representative will be available to participate in the Annual Meeting via telephone in the event he or she wishes to make a statement, or in order to respond to appropriate questions.

The following table presents aggregate fees for professional services rendered by our principal independent registered public accounting firm, Friedman LLP for the audit of our annual consolidated financial statements for the fiscal year ended December 31, 2014 and 2013.

	For the Year Ended December 31,
	2014	2013
Audit fees (1)	$145,219	$156,110
Audit- related fees	-	-
Tax fees	-	-
All other fees (2)	105,598	187,771
Total fees	$250,817	$343,881

(1)	Audit fees were for professional services rendered for the audits of the financial statements of the Company, assistance with review of documents filed with the Securities and Exchange Commission, consents, and other assistance required to be performed by our independent registered public account firm.
(2)	Other fees were for professional services rendered and consents issued related financing agreements and related registration statements..

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee pre-approves all audit and non-audit services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services. The Chairman of the Audit Committee has been delegated the authority by the Committee to pre-approve interim services by the independent auditors other than the annual audit. The Chairman must report all such pre-approvals to the entire Audit Committee at the next Committee meeting.

Vote Required and Recommendation

Delaware law and our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, as amended or applicable Delaware law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to ratify the Board’s selection of Friedman LLP as our independent auditors for the fiscal year ending December 31, 2015.

At the Annual Meeting a vote will be taken on a proposal to ratify the selection of Friedman LLP as our independent auditors for the fiscal year ending December 31, 2015.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF FRIEDMAN LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

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PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A REVERSE SPLIT OF OUR OUTSTANDING

COMMON STOCK AT THEIR DISCRETION

(Proposal No. 3)

Summary

Our Board of Directors has unanimously approved a proposal to effect a reverse split of all of our outstanding shares of Common Stock by a ratio in the range of one-for-four and one-for-fifteen. The proposal provides that our Board of Directors shall have sole discretion pursuant to Section 242(c) of the Delaware General Corporation Law to elect, as it determines to be in the Company’s best interests, whether or not to effect the reverse stock split before December 31, 2015, or to abandon it. Should the Board of Directors proceed with a reverse stock split, the exact ratio shall be set at a whole number within the above range as determined by our Board of Directors in its sole discretion. Our Board of Directors believes that the availability of alternative reverse stock split ratios will provide it with the flexibility to implement the reverse stock split in a manner designed to maximize the anticipated benefits for the Company and its stockholders. In determining whether to implement the reverse split following the receipt of stockholder approval, our Board of Directors may consider, among other things, factors such as:

•	the historical trading price and trading volume of our Common Stock;
•	the then prevailing trading price and trading volume of our Common Stock and the anticipated impact of the reverse split on the trading market for our Common Stock;
•	our ability to have our shares of Common Stock remain listed on The NASDAQ Capital Market;
•	the anticipated impact of the reverse split on our ability to raise additional financing; and
•	prevailing general market and economic conditions.

If our Board determines that effecting the reverse stock split is in our best interest, the reverse stock split will become effective upon filing of an amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. The amendment filed thereby will set forth the number of shares to be combined into one share of our Common Stock within the limits set forth in this proposal. Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of our outstanding Common Stock immediately following the reverse stock split as such stockholder holds immediately prior to the reverse split.

The text of the form of amendment to the Certificate of Incorporation, which would be filed with the Secretary of State of the State of Delaware to effect the reverse stock split, is set forth in Appendix D to this proxy statement. The text of the form of amendment accompanying this proxy statement is, however, subject to amendment to reflect the exact ratio for the reverse stock split and any changes that may be required by the office of the Secretary of State of the State of Delaware or that the Board of Directors may determine to be necessary or advisable ultimately to comply with applicable law and to effect the reverse stock split.

Our Board of Directors believes that approval of the amendment to the Certificate of Incorporation to effect the reverse stock split is in the best interests of the Company and our stockholders and has unanimously recommended that the proposed amendment be presented to our stockholders for approval.

Effective Date

If the proposed amendment to the Certificate of Incorporation to give effect to the reverse stock split is approved at the Meeting and the Board of Directors determines to effect the reverse stock split, the reverse stock split will become effective as of 4:30 p.m. Eastern Standard Time on the effective date of the certificate of amendment to our Certificate of Incorporation with the office of the Secretary of State of the State of Delaware, which we would expect to be the date of filing.  We refer to this time and date as the “Effective Date.” Except as explained below with respect to fractional shares, each issued share of Common Stock immediately prior to the Effective Date will automatically be changed, as of the Effective Date, into a fraction of a share of Common Stock based on the exchange ratio within the approved range determined by the Board of Directors.

Purpose of the Reverse Stock Split

The Board of Directors believes that a reverse stock split is desirable for two reasons. First, the Board of Directors believes that a reverse stock split will likely be necessary to maintain the listing of our Common Stock on The NASDAQ Capital Market. Second, the Board of Directors believes that a reverse stock split could improve the marketability and liquidity of the Common Stock.

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Maintain our listing on The NASDAQ Capital Market. Our Common Stock is traded on The NASDAQ Capital Market.  In February 2015, the Company was notified by NASDAQ that it no longer satisfied the minimum bid price requirement for continued listing of $1.00 per share, as set forth in NASDAQ Listing Rule 5550(a)(2). The Company was granted a 180-day grace period within which to comply with the NASDAQ’s minimum bid price requirement. In order to regain compliance, the minimum bid price per share of Common Stock must be at least $1.00 for at least ten consecutive business days during the 180-day grace period, which will end on August 10, 2015. If the Company fails to regain compliance during this grace period, the Company may be afforded a second 180-day grace period during which, to regain compliance, the minimum bid price per share of Common Stock must be at least $1.00 for at least ten consecutive business days. If the Company does not regain compliance during the allotted compliance periods, including any extensions that may be granted, our Common Stock will be subject to delisting by NASDAQ.

The Board of Directors has considered the potential harm to the Company and its stockholders should NASDAQ delist our Common Stock from The NASDAQ Capital Market. Delisting could adversely affect the liquidity of our Common Stock because alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or other reasons. The Board of Directors believes that a reverse stock split is a potentially effective means for us to maintain compliance with the rules of NASDAQ and to avoid, or at least mitigate, the likely adverse consequences of our Common Stock being delisted from The NASDAQ Capital Market by producing the immediate effect of increasing the bid price of our Common Stock.

Improve the marketability and liquidity of the Common Stock. We also believe that the increased market price of our Common Stock expected as a result of implementing the reverse stock split will improve the marketability and liquidity of our Common Stock and will encourage interest and trading in our Common Stock.  A reverse stock split could allow a broader range of institutions to invest in our stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing the liquidity of our Common Stock. A reverse stock split could help increase analyst and broker interest in our stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers.  Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers.  Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.  It should be noted, however, that the liquidity of our Common Stock may in fact be adversely affected by the proposed reverse stock split given the reduced number of shares that would be outstanding after the reverse stock split.

For the above reasons, we believe that providing the Board of Directors with the ability to effect the reverse stock split will help us regain and maintain compliance with the NASDAQ listing requirements and could improve the marketability and liquidity of our Common Stock, and is therefore in the best interests of the Company and our stockholders. However, the Board of Directors reserves its right to abandon the reverse stock split if it determines, in its sole discretion, that it would no longer be in our and our stockholders’ best interests.

Risks of the Proposed Reverse Stock Split

We cannot assure you that the proposed reverse stock split will increase our stock price and have the desired effect of maintaining compliance with the rules of NASDAQ. The Board of Directors expects that a reverse stock split of our Common Stock will increase the market price of our Common Stock so that we are able to regain and maintain compliance with NASDAQ minimum bid price listing standard. However, the effect of a reverse stock split upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied. Under applicable NASDAQ rules, in order to regain compliance with the $1.00 minimum closing bid price requirement and maintain our listing on The NASDAQ Capital Market, the $1.00 closing bid price must be maintained for a minimum of ten consecutive business days.   In determining whether to monitor bid price beyond ten business days, NASDAQ will consider the following four factors: (1) margin of compliance (the amount by which the price is above the $1.00 minimum standard); (2) trading volume (a lack of trading volume may indicate a lack of bona fide market interest in the security at the posted bid price); (3) the market maker montage (the number of market makers quoting at or above $1.00 and the size of their quotes); and (4) the trend of the stock price. Accordingly, we cannot assure you that we will be able to maintain our NASDAQ listing after the reverse stock split is effected or that the market price per share after the reverse stock split will exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time.

It is possible that the per share price of our Common Stock after the reverse stock split will not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the reverse stock split, and the market price per post-reverse stock split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, and the reverse stock split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if we effect a reverse stock split, the market price of our Common Stock may decrease due to factors unrelated to the stock split. In any case, the market price of our Common Stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the reverse stock split is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the reverse stock split. Even if the market price per post-reverse stock split share of our Common Stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including NASDAQ requirements related to the minimum stockholder's equity, the minimum number of shares that must be in the public float, the minimum market value of the public float and the minimum number of round lot holders.

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The proposed reverse stock split may decrease the liquidity of our stock. The liquidity of our Common Stock may be harmed by the proposed reverse stock split given the reduced number of shares that would be outstanding after the reverse stock split, particularly if the stock price does not increase as a result of the reverse stock split. In addition, investors might consider the increased proportion of unissued authorized shares to issued shares to have an anti-takeover effect under certain circumstances, because the proportion allows for dilutive issuances which could prevent certain stockholders from changing the composition of the Board of Directors or render tender offers for a combination with another entity more difficult to successfully complete. The Board of Directors does not intend for the reverse stock split to have any anti-takeover effects.

Principal Effects of the Reverse Stock Split

Common Stock. If this proposal is approved by the stockholders at the Meeting and the Board of Directors determines to effect the reverse stock split and thus amend the Certificate of Incorporation, the Company will file a certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware. Except for adjustments that may result from the treatment of fractional shares as described below, each issued share of Common Stock immediately prior to the Effective Date will automatically be changed, as of the Effective Date, into a fraction of a share of Common Stock based on the exchange ratio within the approved range determined by the Board of Directors. In addition, proportional adjustments will be made to the maximum number of shares issuable under, and other terms of, our stock plans, as well as to the number of shares issuable under, and the exercise price of, our outstanding options and warrants.

Except for adjustments that may result from the treatment of fractional shares as described below, because the reverse stock split would apply to all issued shares of our Common Stock, the proposed reverse stock split would not alter the relative rights and preferences of existing stockholders nor affect any stockholder’s proportionate equity interest in the Company. For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to the effectiveness of the reverse stock split will generally continue to hold 2% of the voting power of the outstanding shares of our Common Stock immediately after the reverse stock split. Moreover, the number of stockholders of record will not be affected by the reverse stock split.

Effect on Employee Plans, Options, Restricted Stock Awards and Convertible or Exchangeable Securities. Pursuant to the terms of our 2004, 2005, 2006, 2007, 2009 and 2013 Stock Incentive Plans, and our 2013 Long Term Incentive Plan, “the Plans”, the Board of Directors or a committee thereof, as applicable, will adjust the number of shares available for future grant under the Plans, the number of shares underlying outstanding awards, the exercise price per share of outstanding stock options, and other terms of outstanding awards issued pursuant to the Plans to equitably reflect the effects of the reverse stock split. Based upon the reverse stock split ratio determined by the Board, proportionate adjustments are also generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of outstanding options, and any convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, and convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the reverse stock split as was the case immediately preceding the reverse stock split. The number of shares subject to restricted stock awards and restricted stock units will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities and our Plans will be adjusted proportionately based upon the reverse stock split ratio determined by the Board, subject to our treatment of fractional shares.

Listing. Our shares of Common Stock currently trade on The NASDAQ Capital Market. The reverse stock split will not directly affect the listing of our Common Stock on The NASDAQ Capital Market, although we believe that a reverse stock split could potentially increase our stock price, facilitating compliance with NASDAQ's minimum bid price listing requirement. Following the reverse stock split, our Common Stock will continue to be listed on The NASDAQ Capital Market under the symbol "XGTI," although our Common Stock would have a new committee on uniform securities identification procedures ("CUSIP") number, a number used to identify our Common Stock.

“Public Company” Status.  Our Common Stock is currently registered under Section 12(b) and 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we are subject to the “public company” periodic reporting and other requirements of the Exchange Act.  The proposed reverse stock split will not affect our status as a public company or this registration under the Exchange Act.  The reverse stock split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934.

Odd Lot Transactions.  It is likely that some of our stockholders will own “odd-lots” of less than 100 shares following a reverse stock split. A purchase or sale of less than 100 shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers, and generally may be more difficult than a “round lot” sale. Therefore, those stockholders who own less than 100 shares following a reverse stock split may be required to pay somewhat higher transaction costs and may experience some difficulties or delays should they then determine to sell their shares of Common Stock.

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Authorized but Unissued Shares; Potential Anti-Takeover Effects.  Our Certificate of Incorporation presently authorizes 100,000,000 shares of Common Stock and 10,000,000 shares of preferred stock. The reverse stock split would not change the number of authorized shares of the Common Stock or preferred stock as designated. Therefore, because the number of issued and outstanding shares of Common Stock would decrease, the number of shares remaining available for issuance by us in the future would increase.

These additional shares would be available for issuance from time to time for corporate purposes such as issuances of Common Stock in connection with capital-raising transactions and acquisitions of companies or other assets, as well as for issuance upon conversion or exercise of securities such as convertible preferred stock, convertible debt, warrants or options convertible into or exercisable for Common Stock. We believe that the availability of the additional shares will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond effectively in a changing corporate environment. For example, we may elect to issue shares of Common Stock to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, to adopt additional employee benefit plans or reserve additional shares for issuance under such plans, where the Board of Directors determines it advisable to do so, without the necessity of soliciting further stockholder approval, subject to applicable stockholder vote requirements under Delaware Corporation Law and the NASDAQ rules. If we issue additional shares for any of these purposes, the aggregate ownership interest of our current stockholders, and the interest of each such existing stockholder, would be diluted, possibly substantially.

The additional shares of our Common Stock that would become available for issuance upon an effective reverse stock split could also be used by us to oppose a hostile takeover attempt or delay or prevent a change of control or changes in or removal of our management, including any transaction that may be favored by a majority of our stockholders or in which our stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. Although the increased proportion of authorized but unissued shares to issued shares could, under certain circumstances, have an anti-takeover effect, the reverse stock split is not being proposed in order to respond to a hostile takeover attempt or to an attempt to obtain control of the Company.

Board Discretion to Implement or Abandon Reverse Stock Split

The reverse stock split will be effected, if at all, only upon a determination by our Board of Directors that the reverse stock split (with an exchange ratio determined by our Board as described above) is in the Company’s best interest. Such determination shall be based upon certain factors, including, but not limited to, the historical trading price and trading volume of our Common Stock, the then prevailing trading price and trading volume of our Common Stock and the anticipated impact of the reverse split on the trading market for our Common Stock, our ability to have our shares of Common Stock remain listed on The NASDAQ Capital Market, the anticipated impact of the reverse split on our ability to raise additional financing; and prevailing general market and economic conditions. No further action on the part of stockholders would be required to either implement or abandon the reverse stock split. If the stockholders approve the proposal, and the Board of Directors determines to effect the reverse stock split, we would communicate to the public, prior to the Effective Date, additional details regarding the reverse split, including the specific ratio selected by the Board of Directors. If the Board of Directors does not implement the reverse stock split prior to December 31, 2015, the authority granted in this proposal to implement the reverse stock split will terminate. The Board of Directors reserves its right to elect not to proceed with the reverse stock split if it determines, in its sole discretion, that this proposal is no longer in the Company’s best interests.

Fractional Shares

We will not issue fractional certificates for post-Reverse Stock Split shares in connection with the Reverse Stock Split. To the extent any holders of pre-Reverse Stock Split shares are entitled to fractional shares as a result of the Reverse Stock Split, the Company will issue an additional share to all holders of fractional shares.

No Dissenters’ Rights

Under Delaware law, our stockholders would not be entitled to dissenters’ rights or rights of appraisal in connection with the implementation of the reverse stock split, and we will not independently provide our stockholders with any such rights.

Certain United States Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of the reverse stock split.  It does not address any state, local or foreign income or other tax consequences, which, depending upon the jurisdiction and the status of the stockholder/taxpayer, may vary from the United States federal income tax consequences.  It applies to you only if you held pre-reverse stock split Common Stock as capital assets for United States federal income tax purposes. This discussion does not apply to you if you are a member of a class of holders subject to special rules, such as (a) a dealer in securities or currencies, (b) a trader in securities that elects to use a mark-to-market method of accounting for your securities holdings, (c) a bank, (d) a life insurance company, (e) a tax-exempt organization, (f) a person that owns shares of Common Stock that are a hedge, or that are hedged, against interest rate risks, (g) a person who owns shares of Common Stock as part of a straddle or conversion transaction for tax purposes or (h) a person whose functional currency for tax purposes is not the U.S. dollar.  The discussion is based on the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), its legislative history, existing, temporary and proposed regulations under the Internal Revenue Code, published rulings and court decisions, all as of the date hereof.  These laws, regulations and other guidance are subject to change, possibly on a retroactive basis. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the United States federal income tax consequences of a reverse stock split.

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PLEASE CONSULT YOUR OWN TAX ADVISOR CONCERNING THE CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

Tax Consequences to United States Holders of Common Stock.  A United States holder, as used herein, is a stockholder who or that is, for United States federal income tax purposes: (a) a citizen or individual resident of the United States, (b) a domestic corporation, (c) an estate whose income is subject to United States federal income tax regardless of its source, or (d) a trust, if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust. This discussion applies only to United States holders.

Except for adjustments that may result from the treatment of fractional shares as described above, no gain or loss should be recognized by a stockholder upon such stockholder’s exchange of pre-reverse stock split shares for post- reverse stock split shares pursuant to the reverse stock split, and the aggregate adjusted basis of the post-reverse stock split shares of Common Stock received will be the same as the aggregate adjusted basis of the Common Stock exchanged for such new shares.  The stockholder’s holding period for the post-reverse stock split shares will include the period during which the stockholder held the pre-reverse stock split shares surrendered.

Accounting Consequences

Following the Effective Date of the reverse stock split, if any, the net income or loss and net book value per share of Common Stock will be increased because there will be fewer shares of the Common Stock outstanding. We do not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

Exchange of Stock Certificates

As of the Effective Date, each certificate representing shares of our Common Stock outstanding before the reverse stock split will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our Common Stock resulting from the reverse stock split. All shares underlying options, warrants and other securities exchangeable or exercisable for or convertible into Common Stock also automatically will be adjusted on the Effective Date.

Our transfer agent, Continental Stock Transfer & Trust Company, will act as the exchange agent for purposes of exchanging stock certificates subsequent to the reverse stock split. Shortly after the Effective Date, stockholders of record will receive written instructions requesting them to complete and return a letter of transmittal and surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the reverse stock split. Certificates representing shares of Common Stock issued in connection with the reverse stock split will continue to bear the same restrictive legends, if any, that were borne by the surrendered certificates representing the shares of Common Stock outstanding prior to the reverse stock split. No new certificates will be issued until such stockholder has surrendered any outstanding certificates, together with the properly completed and executed letter of transmittal, to the exchange agent. Until surrendered, each certificate representing shares of Common Stock outstanding before the reverse stock split would continue to be valid and would represent the adjusted number of shares, based on the ratio of the reverse stock split.

Any stockholder whose stock certificates are lost, destroyed or stolen will be entitled to a new certificate or certificates representing post-reverse stock split shares upon compliance with the requirements that we and our transfer agent customarily apply in connection with lost, destroyed or stolen certificates. Instructions as to lost, destroyed or stolen certificates will be included in the letter of instructions from the exchange agent.

Upon the reverse stock split, we intend to treat stockholders holding our Common Stock in “street name”, through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers and other nominees will be instructed to effect the reverse stock split for their beneficial holders holding our Common Stock in “street name.” However, such banks, brokers and other nominees may have different procedures than registered stockholders for processing the reverse stock split. If you hold your shares in “street name” with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

YOU SHOULD NOT DESTROY YOUR STOCK CERTIFICATES AND YOU SHOULD NOT SEND THEM NOW. YOU SHOULD SEND YOUR STOCK CERTIFICATES ONLY AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM THE EXCHANGE AGENT AND IN ACCORDANCE WITH THOSE INSTRUCTIONS.

If any certificates for shares of Common Stock are to be issued in a name other than that in which the certificates for shares of Common Stock surrendered are registered, the stockholder requesting the reissuance will be required to pay to us any transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable and, in addition, (a) the transfer must comply with all applicable federal and state securities laws, and (b) the surrendered certificate must be properly endorsed and otherwise be in proper form for transfer.

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Book-Entry

The Company's registered stockholders may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Company’s Common Stock. They are, however, provided with a statement reflecting the number of shares of the Company’s Common Stock registered in their accounts.

• If you hold registered shares of the Company’s Common Stock in book-entry form, you do not need to take any action to receive your post-reverse stock split shares of the Company’s Common Stock in registered book-entry form.

• If you are entitled to post-reverse stock split shares of the Company’s common stock, a transaction statement will automatically be sent to your address of record by our transfer agent as soon as practicable after the Effective Date of the reverse stock split indicating the number of shares of the Company’s common stock you hold.

Vote Required and Recommendation

The Delaware General Corporation Law and our Certificate of Incorporation require that, in order for us to amend the Certificate of Incorporation to give effect to the reverse stock split, such amendment must be approved by our Board of Directors and approved by the affirmative vote of a majority of the outstanding shares of stock entitled to vote on such an amendment.

Our Board of Directors will adopt resolutions when they feel appropriate, approving the reverse stock split with an exchange ratio, and the amendment to our Certificate of Incorporation and declaring that the amendment to the Certificate of Incorporation to effect the reverse stock split is advisable and in the best interests of the Company and its stockholders.

At the Annual Meeting a vote will be taken on a proposal to amend the Company’s Certificate of Incorporation, as amended to effect a reverse split of our outstanding common stock at the discretion of the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AUTHORIZATION OF THE BOARD OF DIRECTORS TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION, AS AMENDED TO EFFECT A REVERSE SPLIT OF OUR OUTSTANDING COMMON STOCK AT THE DISCRETION OF THE BOARD OF DIRECTORS.

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APPROVAL OF THE ESTABLISHMENT OF THE xG TECHNOLOGY, INC. 2015 EMPLOYEE STOCK PURCHASE PLAN

(Proposal No. 4)

Summary

We are seeking shareholder approval of the xG Technology, Inc. 2015 Employee Stock Purchase Plan (“ESPP”). Under the ESPP, we will grant eligible employees the right to purchase our Common Stock through payroll deductions at a price equal to 85% of the fair market value of a share of Common Stock on the Exercise Date of the current Offering Period or to 85% of the fair market value of our Common Stock on the Grant Date of the then current Offering Period (as such terms are defined in the ESPP). The first offering period will begin on July 1, 2015. After that, there will be consecutive six-month offering periods, commencing on July 1 and January 1 until June 30, 2025 or until the Plan is terminated by the Board, if earlier.

Reason for the Adoption of the ESPP

The purpose of the ESPP is to encourage employee stock ownership by offering employees rights to purchase our Common Stock at discounted prices and without payment of brokerage costs. Our management believes that the ESPP offers a convenient means for our employees who might not otherwise own Common Stock to purchase and hold such an investment. Our management also believes that the discounted sale feature of the ESPP offers a meaningful incentive to participate, and that employees’ continuing economic interests as stockholders in Company performance and success should further enhance entrepreneurial spirit and contribute to the Company’s potential for growth and profitability. The Board of Directors adopted the ESPP on April 8, 2015, subject to stockholder approval.

As of the Record Date approximately __ employees were eligible to participate in the ESPP. The ESPP is intended to be an “employee stock purchase plan” as defined in Section 423 of the Internal Revenue Code (the “Code”).

Reasons for Shareholder Approval

We are seeking stockholder approval to qualify the ESPP as an “employee stock purchase plan” under Section 423 of the Code and the related regulations. To be considered approved under Section 423 of the Code, the ESPP must be approved by a majority of the votes cast by the holders of common shares entitled to vote on the proposal. In addition, we regard shareholder approval of the ESPP as desirable and consistent with corporate governance best practices.

If the Company’s stockholders approve the ESPP at the Annual Meeting or any adjournment thereof, it will become effective on the day of the Annual Meeting and the Company intends to file a registration statement on Form S-8 under the Securities Act in order to register the sale of the shares of common stock that will be authorized under the ESPP. The Board believes that the failure to ratify and approve the ESPP will limit the Company’s ability to offer benefits to its employees, which would adversely affect the Company’s future hiring and operating plans.

Description of the ESPP

Below is a summary of the terms of the ESPP that is qualified in its entirety by reference to the full text of the ESPP which is attached to this Proxy Statement as Appendix E. Capitalized terms used herein are defined in the ESPP unless otherwise indicated.

Shares Subject to the ESPP

The ESPP covers a maximum of 8,000,000 shares of our Common Stock.  The maximum number of shares of Common Stock each participant may purchase each Purchase Period, as well as the price per share and the number of shares of Common Stock covered by each option under the ESPP which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date that shall terminate immediately prior to the consummation of such proposed dissolution or liquidation.  In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation, or a new Exercise Date will be set if such corporation refuses to assume such options.

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Certificates evidencing the shares of Common Stock purchased upon exercise of a participant’s option will be issued by the Company’s transfer agent as promptly as practicable after each Exercise Date on which a purchase of shares occurs.

Eligibility

Any individual who is an Employee of the Company or a Designated Subsidiary on the first Trading Day of each Offering Period shall be eligible to participate in the ESPP.  Employees who are ineligible to participate include (i) Employees who have been employed less than 30 days prior to the applicable Offering Period (ii) Employees whose customary employment with the Company is twenty (20) hours or less per week; (iii) Employees whose customary employment with the Company for not more than five (5) months in any calendar year; and (iv) Employees who are residents of or employed in any jurisdiction in which the ESPP is prohibited under Applicable Law.   An eligible Employee may become a participant in the ESPP by completing a Subscription Agreement authorizing payroll deductions.

No Employee shall be granted an option under the ESPP: (i) to the extent that, immediately after the grant, such Employee would own stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the stock of the Company or of any Subsidiary thereof; or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries would accrue at a rate which exceeds Two Hundred, Fifty Thousand Dollars ($250,000) of fair market value of such stock for each calendar year in which such option is outstanding at any time.

Offering Periods

Offering Periods consist of the six (6) months period during which an option shall be granted and may be exercised pursuant to the ESPP, commencing on the first Trading Day on or after July 1st and January 1st of each year following the approval of the ESPP by the Company’s stockholders and the Board of Directors, and terminating on the last Trading Day in the periods ending six (6) months later from each defined date.

Payroll Deductions

At the time a participant files his or her Subscription Agreement, he or she shall elect to have payroll deductions made on each payday during the Offering Period in an amount not exceeding fifty percent (50%) of the compensation that he or she receives on each payday during the Offering Period. All payroll deductions made for a participant shall be credited to his or her account under the ESPP and shall be withheld in whole percentages only. A participant may not make any additional payments into such account. To the extent necessary to comply with Section 423(b)(8) of the Code, a participant’s payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period.

Purchase Price

A participant may purchase shares subject to the terms and conditions of the ESPP at the lesser of 85% of the Fair Market Value of a share of Common Stock on the Exercise Date of the current Offering Period or 85% of the Fair Market Value of a share of Common Stock on the Grant Date of the current Offering Period; provided however, that the Purchase Price may be adjusted by the Board or the Committee.

Exercise of Option

A participant’s option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Offering Period. Any other monies left over in a participant’s account after the Exercise Date shall be returned to the participant or, at the election of the participant, maintained in the ESPP for use in subsequent Offering Periods. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

If insufficient shares of Common Stock remain available in any Offering Period, the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect or terminate any or all other Offering Periods then in effect.

Withdrawal

A participant may withdraw all payroll deductions credited to his or her account and not yet used to exercise his or her option under the ESPP at any time by giving written notice to the Company. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new Subscription Agreement. A participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

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Termination of Employment

Upon a participant’s ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the ESPP and the payroll deductions credited to such participant’s account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, and such participant’s option shall be automatically terminated.

Administration

The Board of Directors of the Company or a duly authorized Committee of the Board, as determined in the sole discretion of the Board, shall administer the ESPP. The Board or the Committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the ESPP, to determine eligibility and to adjudicate all disputed claims filed under the ESPP. Every finding, decision and determination made by the Board or the Committee shall, to the full extent permitted by law, be final and binding upon all parties.

Transferability

Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the ESPP may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or to a designated beneficiary) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect.

Amendment

Subject to compliance with applicable law, but without shareholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Board or the Committee shall be entitled to make certain amendments to the ESPP and any rights to acquire Common Stock under the plan.  In the event the Board or the Committee determines that the ongoing operation of the ESPP may result in unfavorable financial accounting consequences, the Board or the Committee may, in its discretion and, to the extent necessary or desirable, modify or amend the ESPP to reduce or eliminate such accounting consequence. Such modifications or amendments shall not require stockholder approval or the consent of any ESPP participants.

Termination

The Board of Directors or the Committee may at any time and for any reason terminate or amend the ESPP. Subject to some exceptions, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors or the Committee on any Exercise Date if the Board or the Committee determines that the termination of the Offering Period or the ESPP is in the best interests of the Company and its stockholders.

Federal Income Tax Aspects of the ESPP

The following is a general summary of the material United States federal income tax consequences to the Company and to participants in the ESPP based on the Code as currently in effect. This summary is necessarily general in nature and does not purport to be complete.

The ESPP is intended to be an “employee stock purchase plan” as defined in Section 423(b) of the Code.  The Code provides that a participant in the ESPP will generally realize no taxable income as a result of the exercise of rights to acquire common shares under the ESPP.  Amounts deducted from a participant’s compensation to purchase shares under the ESPP are taxable income to participants in the year in which the amounts would otherwise have been received.

If the shares acquired under the ESPP are sold by the participant more than two years after the grant of the applicable right (i.e., the beginning of the applicable offering period), and more than one year after the exercise of the applicable right (i.e., the acquisition of the shares), the participant will recognize as ordinary compensation income an amount equal to the lesser of (1) the amount by which the fair market value of the shares when purchased exceeds the purchase price (i.e., the discount below fair market value), or (2) the amount, if any, by which the fair market value of the shares at the time of the sale exceeds the purchase price. The participant’s tax basis in the shares purchased will increase by the amount recognized as ordinary compensation income and any further gain recognized on the sale will be treated as long-term capital gain.  In general, the Company will not be entitled to a deduction for federal income tax purposes with respect to such sale.

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However, if the shares acquired under the ESPP are sold by the participant within two years after the grant of the applicable right, or before the shares have been held by the participant for more than one year, the participant will recognize ordinary compensation income in the year of such sale, the amount of which will generally be the excess of the fair market value of the shares on the date the shares were purchased (i.e., the end of the applicable offering period) over the purchase price for those shares. The participant’s tax basis will increase by the amount recognized as compensation and any further gain or loss realized upon the sale will be gain or loss from the sale of property. In general, the Company will be entitled to a deduction for federal income tax purposes at the time of such a sale in an amount equal to the ordinary compensation income recognized by the participant.  However, if the participant is the Company’s Chief Executive Officer or one of the Company’s four most highly compensated officers in the year of sale, no deduction will be available to the extent the participant’s total applicable employee remuneration during that year exceeds $1 million.

Vote Required and Recommendation

Delaware law and our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, as amended or applicable Delaware law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve of the Company’s 2015 Employee Stock Purchase Plan.

At the Annual Meeting a vote will be taken on a proposal to approve the xG Technology, Inc. 2015 Employee Stock Purchase Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ESTABLISHMENT OF THE xG TECHNOLOGY, INC. 2015 EMPLOYEE STOCK PURCHASE PLAN.

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APPROVAL OF THE ESTABLISHMENT OF THE xG TECHNOLOGY INC. 2015 INCENTIVE COMPENSATION PLAN

(Proposal No. 5)

Summary

The Board has approved and recommends to the shareholders a proposal to adopt the 2015 Incentive Compensation Plan (the “2015 Plan”). The Board believes that encouraging our employees, directors and consultants to own shares of our Common Stock fosters broad alignment between the interests of employees, directors and consultants and the interests of our stockholders. The Board also believes that the 2015 Plan will help us to attract, motivate and retain talented, qualified employees and consultants.

Reasons for Adoption of the 2015 Plan

The 2015 Plan is proposed to enable us to provide a means to issue shares of our common stock or stock options which may be exercised for shares of our common stocks as a substitute for, or as an additional incentive to, paying cash compensation to consultants and non-payroll employees or as a portion of severance packages in certain scenarios, which will allow us to continue to attract able directors, employees, and consultants and to provide a means whereby those individuals upon whom the responsibilities rest for our successful administration and management, and whose present and potential contributions are of importance, can acquire and maintain Common Stock ownership, thereby strengthening their concern for our welfare. We envision the 2015 Plan working in tandem with the 2015 Employee Stock Purchase Plan to provide additional means to compensate our employees.

Reasons for Shareholder Approval

The Board seeks shareholder approval of the 2015 Plan in order to meet requirements of the NASDAQ Capital Market. In addition, we regard shareholder approval of the 2015 Plan as desirable and consistent with corporate governance best practices.

If the Company’s stockholders approve the 2015 Plan at the Annual Meeting or any adjournment thereof, it will become effective on the day of the Annual Meeting and the Company intends to file a registration statement on Form S-8 under the Securities Act in order to register the sale of the shares of common stock that will be authorized under the 2015 Plan. The Board believes that the failure to ratify and approve the 2015 Plan will limit the Company’s ability to offer benefits to its employees, which would adversely affect the Company’s future hiring and operating plans.

Description of the 2015 Plan

Below is a summary of the terms of the 2015 Plan that is qualified in its entirety by reference to the full text of the 2015 Plan which is attached to this Proxy Statement as Appendix F. Capitalized terms used herein are defined in the 2015 Plan unless otherwise indicated.

Administration

The 2015 Plan will be administered by the Board or the Compensation Committee (the “Committee”). The Committee will have full authority, subject to the terms of the 2015 Plan, to establish rules and regulations for the proper administration of the 2015 Plan, to select the employees, directors and consultants to whom awards are granted, and to set the dates of grants, the types of awards that shall be made and the other terms of the awards. When granting awards, the Committee will consider such factors as an individual’s duties and present and potential contributions to our success and such other factors as the Committee in its discretion shall deem relevant. The Committee may also correct any defect or supply any omission or reconcile any inconsistency in the 2015 Plan or in any agreement relating to an award in the manner and to the extent it shall deem expedient to carry it into effect

Number of Shares Subject to the 2015 Plan and Award Limits

The aggregate maximum number of shares of Common Stock (including shares underlying options) that may be issued under the 2015 Plan will be limited to $3,500,000 of shares of Common Stock pursuant to awards of Restricted Stock or Options (“Plan Share Limit”). The number of shares of Common Stock that are the subject of awards under the 2015 Plan which are forfeited or terminated, are settled in cash in lieu of shares of Common Stock or in a manner such that all or some of the shares covered by an award are not issued to a participant or are exchanged for awards that do not involve shares will again immediately become available to be issued pursuant to awards granted under the 2015 Plan. If shares of Common Stock are withheld from payment of an award to satisfy tax obligations with respect to the award, those shares will be treated as shares that have been issued under the 2015 Plan and will not again be available for issuance under the 2015 Plan.

The maximum aggregate number of shares of Common Stock that may be granted to any individual participant in a single year is no more than $250,000 of shares of Common Stock.

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The limitations described above may be adjusted upon a subdivision or consolidation of shares of Common Stock or other capital readjustment, the payment of a stock dividend on Common Stock, or other increase or reduction in the number of shares of Common Stock outstanding without receipt of consideration by our company.

Eligibility

All of our (and our affiliates’) employees, directors and consultants are eligible to participate in the 2015 Plan. The selection of those employees, directors and consultants, from among those eligible, who will receive Restricted Shares is within the discretion of the Committee. We currently have four executive officers, four non-employee directors and approximately 90 other employees that would be eligible to participate in the 2015 Plan.

Term of 2015 Plan

The 2015 Plan becomes effective as of the date that shareholders approve the 2015 Plan. No further awards may be granted under the 2015 Plan after ten years from the date that the 2015 Plan is approved by shareholders, and the 2015 Plan will terminate thereafter once all awards have been satisfied, exercised or expire. The Board in its discretion may terminate the 2015 Plan at any time with respect to any shares of Common Stock for which awards have not theretofore been granted.

Restricted Stock

Transfer Restrictions and Forfeiture Obligations. Pursuant to a Restricted Stock award, shares of Common Stock will be issued or delivered to the employee, director or consultant at the time the award is made without any payment to us (other than for any payment amount determined by the Committee in its discretion), but such shares will be subject to certain restrictions on the disposition thereof and certain obligations to forfeit and surrender such shares to us as may be determined in the discretion of the Committee. The Committee may provide that the restrictions on disposition and the obligations to forfeit the shares will lapse based on (i) the attainment of one or more performance measures established by the Committee, (ii) the continued employment or service with us or our affiliates for a specified period or (iii) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion. Upon the issuance of shares of Common Stock pursuant to a Restricted Stock award, except for the foregoing restrictions and unless otherwise provided, the recipient of the award will have all the rights of a stockholder with respect to such shares, including the right to vote such shares and to receive all dividends paid with respect to such shares, which dividends will accrue and be paid when the forfeiture restrictions applicable to the Restricted Stock award have lapsed. At the time of such award, the Committee may, in its sole discretion, prescribe additional terms, conditions, or restrictions relating to Restricted Stock awards, including rules pertaining to the effect of the termination of employment or service as a director or consultant of a recipient of Restricted Stock (by reason of retirement, disability, death or otherwise) prior to the lapse of any applicable restrictions.

Other Terms and Conditions. The Committee may establish other terms and conditions for the issuance of Restricted Stock under the 2015 Plan.

Stock Options

Term of Option.  The term of each option will be as specified by the Committee at the date of grant but shall not be exercisable more than ten years after the date of grant.

Option Price.  The option price will be determined by the Committee and, in the case of an Incentive Stock Option, may not be less than the fair market value of a share of Common Stock on the date that the option is granted.

Repricing Restrictions.  Except for adjustments for certain changes in the Common Stock, the Committee may not, without the approval of our stockholders, amend any outstanding option agreement that evidences an option grant to lower the option price (or cancel and replace any outstanding option agreement with an option agreement having a lower option price).

Size of Grant.  Subject to the limitations described above under the section “Number of Shares Subject to the 2015 Plan and Award Limits,” the number of shares for which an option is granted to an employee, director or consultant will be determined by the Committee.

Payment.  The option price upon exercise may be paid by an optionee in any combination of the following: (a) cash, certified check, bank draft or postal or express money order for an amount equal to the option price under the option, (b) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee or one of our executive officers) or (c) any other form of payment which is acceptable to the Committee.

Option Agreement.  All options will be evidenced by a written agreement containing provisions consistent with the 2015 Plan and such other provisions as the Committee deems appropriate. The terms and conditions of the respective option agreements need not be identical. The Committee may, with the consent of the participant, amend any outstanding option agreement in any manner not inconsistent with the provisions of the 2015 Plan, including amendments that accelerate the exercisability of the option.

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Corporate Change and Other Adjustments

Upon the occurrence of a Change of Control, all restrictions and conditions applicable to the Restricted Shares held by Participants shall immediately lapse. “Change in Control” shall mean a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or the sale, transfer or other disposition of all or substantially all of the Company’s assets to a non-Affiliate of the Company.

The maximum number of shares that may be issued under the 2015 Plan and the maximum number of shares that may be issued to any one individual and the other individual award limitations, as well as the number and price of shares of Common Stock or other consideration subject to an award under the 2015 Plan, will be appropriately adjusted by the Committee in the event of changes in the outstanding Common Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, split-ups, split-offs, spin-offs, exchanges or other relevant changes in capitalization or distributions to the holders of Common Stock occurring after an award is granted.

Amendments

The Board may from time to time amend the 2015 Plan; however, any change that would impair the rights of a participant with respect to an award theretofore granted will require the participant’s consent. Further, without the prior approval of our stockholders, the Board may not amend the 2015 Plan to change the class of eligible individuals, increase the number of shares of Common Stock that may be issued under the 2015 Plan.

Federal Income Tax Aspects of the 2015 Plan

The following discussion summarizes certain material U.S. federal income tax consequences to us and U.S. holders with respect to the acquisition, ownership, exercise or disposition of awards which may be granted under the 2015 Plan. The discussion is based upon the provisions of the Internal Revenue Code of 1986, as amended (“Code”) and the regulations and rulings promulgated thereunder, all of which are subject to change (possibly with retroactive effect) or different interpretations. This summary reflects generally contemplated consequences and does not purport to deal with all aspect of U.S. federal income taxation that may be relevant to an individual award holder’s situation, nor any tax consequences arising under the laws of any state, local or foreign jurisdiction.

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Restricted Stock.  The recipient of a Restricted Stock award will not realize taxable income at the time of grant, and we will not be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. When the risk of forfeiture with respect to the stock subject to the award lapses, the holder will realize ordinary income in an amount equal to the fair market value of the shares of Common Stock at such time, and, subject to Section 162(m), we will be entitled to a corresponding deduction. All dividends and distributions (or the cash equivalent thereof) with respect to a Restricted Stock award paid to the holder before the risk of forfeiture lapses will also be compensation income to the holder when paid and, subject to Section 162(m), deductible as such by us. Notwithstanding the foregoing, the holder of a Restricted Stock award may elect under Section 83(b) of the Code to be taxed at the time of grant of the Restricted Stock award based on the fair market value of the shares of Common Stock on the date of the award, in which case (a) subject to Section 162(m), we will be entitled to a deduction at the same time and in the same amount, (b) dividends paid to the recipient during the period the forfeiture restrictions apply will be taxable as dividends and will not be deductible by us, and (c) there will be no further federal income tax consequences when the risk of forfeiture lapses. Such election must be made not later than 30 days after the grant of the Restricted Stock award and is irrevocable.

 Stock Options.  As a general rule, no federal income tax is imposed on the optionee upon the grant of an Option, and we are not entitled to a tax deduction by reason of such grant. Generally, upon the exercise of an Option, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares of stock at the time of exercise over the option price paid for such shares. Upon the exercise of an Option, and subject to the application of Section 162(m), we may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized by the optionee assuming any federal income tax reporting requirements are satisfied.

Upon a subsequent disposition of the shares received upon exercise of an Option, any difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition would be treated as capital gain or loss. If the shares received upon the exercise of an Option are transferred to the optionee subject to certain restrictions, then the taxable income realized by the optionee, unless the optionee elects otherwise, and our tax deduction (assuming any federal income tax reporting requirements are satisfied) should be deferred and should be measured at the fair market value of the shares at the time the restrictions lapse. The restrictions imposed on officers, directors and 10% stockholders by Section 16(b) of the Exchange Act is such a restriction during the period prescribed thereby if other shares have been purchased by such an individual within six months of the exercise of an Option.

The 2015 Plan is not qualified under Section 401(a) of the Code. Based upon current law and published interpretations, we do not believe that the 2015 Plan is subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

The comments set forth in the above paragraphs are only a summary of certain of the federal income tax consequences relating to the 2015 Plan. No consideration has been given to the effects of state, local, or other tax laws on the 2015 Plan or award recipients.

Vote Required and Recommendation

Delaware law and our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, as amended or applicable Delaware law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve of the Company’s 2015 Incentive Compensation Plan.

At the Annual Meeting a vote will be taken on a proposal to approve the establishment of the Company’s 2015 incentive Compensation Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE ESTABLISHMENT OF THE xG TECHNOLOGY INC. 2015 INCENTIVE COMPENSATION PLAN.

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FUTURE STOCKHOLDER PROPOSALS

The Board of Directors has not yet determined the date on which the next Annual Meeting of Stockholders will be held. Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with the rules and regulations adopted by the Securities and Exchange Commission.  Any proposal which an eligible stockholder desires to have included in our proxy statement and presented at the next Annual Meeting of Stockholders will be included in our proxy statement and related proxy card if it is received by us a reasonable time before we begin to print and send our proxy materials and if it complies with Securities and Exchange Commission rules regarding inclusion of proposals in proxy statements. In order to avoid controversy as to the date on which we receive a proposal, it is suggested that any stockholder who wishes to submit a proposal submit such proposal by Certified Mail, Return Receipt Requested.

Other deadlines apply to the submission of stockholder proposals for the next Annual Meeting that are not required to be included in our proxy statement under Securities and Exchange Commission rules. With respect to these stockholder proposals for the next Annual Meeting, a stockholder’s notice must be received by us a reasonable time before we begin to print and send our proxy materials. The form of proxy distributed by the Board of Directors for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the meeting will provide advice on the nature of the matter and how we intend to exercise our discretion to vote on each such matter if it is presented at that meeting.

EXPENSES AND SOLICITATION

We will bear the costs of printing and mailing proxies. In addition to soliciting stockholders by mail or through our regular employees, we may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have shares of our Common Stock registered in the name of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders following the original solicitation.

OTHER BUSINESS

The Board of Directors knows of no other items that are likely to be brought before the meeting except those that are set forth in the foregoing Notice of Annual Meeting of Stockholders. If any other matters properly come before the meeting, the persons designated on the enclosed proxy will vote in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov.  Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. You are encouraged to review our Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting our legal counsel, Robinson Brog Leinwand Greene Genovese & Gluck P.C., Attn: David E. Danovitch, Esq. at 212-603-6300.

*************

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute, and promptly return the accompanying proxy card.

April __, 2015	By Order of the Board of Directors,

/s/ George F. Schmitt
George F. Schmitt
Executive Chairman and Chief Executive Officer

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ANNUAL MEETING OF STOCKHOLDERS OF

xG TECHNOLOGY, INC.

June __, 2015

Please mark, date, sign and mail your proxy card in the

envelope provided as soon as possible

MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.	2. To approve a proposal to ratify the Board’s selection of FRIEDMAN LLP as the Company’s independent auditors for the fiscal year ending December 31, 2015.

☐ FOR THE PROPOSAL
☐ AGAINST THE PROPOSAL

1.   Election of Directors

☐  FOR  ALL NOMINEES

☐  George F. Schmitt

☐  John C. Coleman

☐  Gary Cuccio

☐  Kenneth Hoffman

☐  Richard L. Mooers

☐  Raymond M. Sidney

☐  General James T. Conway

☐  WITHHOLD AUTHORITY

FOR ALL NOMINEES

☐ ABSTAIN

☐ FOR ALL EXCEPT	3. To approve an amendment to our Certificate of Incorporation to effect a reverse stock split of all of the outstanding shares of our Common Stock, par value $0.00001 per share, at a specific ratio within a range from one-for-four to one-for-fifteen, and to grant authorization to our board of directors to determine, in its sole discretion, the specific ration and timing of the reverse stock split any time before December 31, 2015.

(See Instruction below)
☐ FOR THE PROPOSAL
☐ AGAINST THE PROPOSAL
☐ ABSTAIN

4. To approve the xG Technology, Inc. 2015 Employee Stock Purchase Plan	5. To approve the xG Technology, Inc. 2015 Incentive Compensation Plan

☐ FOR THE PROPOSAL	☐ FOR THE PROPOSAL
☐ AGAINST THE PROPOSAL	☐ AGAINST THE PROPOSAL
☐ ABSTAIN	☐ ABSTAIN

To change the address on your account, please check ☐	To change the address on your account, please check ☐
the box at right and indicate your new address in the	the box at right and indicate your new address in the
space above. Please note that changes to the registered	space above. Please note that changes to the registered
name(s) on the account may be submitted via this method.	name(s) on the account may be submitted via this method.

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THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS, FOR THE RATIFICATION OF FRIEDMAN LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015, FOR AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION, AS AMENDED TO EFFECT A REVERSE SPLIT OF OUR OUTSTANDING COMMON STOCK AT THE DISCRETION OF THE BOARD OF DIRECTORS, FOR THE APPROVAL OF THE ESTABLISHMENT OF THE XG TECHNOLOGY INC. 2015 EMPLOYEE STOCK PURCHASE PLAN AND FOR THE APPROVAL OF THE ESTABLISHMENT OF THE XG TECHNOLOGY INC. 2015 INCENTIVE COMPENSATION PLAN

PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS ON JUNE __ , 2015 AT A.M. (EASTERN STANDARD TIME) AT THE COMPANY’S OFFICES AT 7771 WEST OAKLAND PARK BLVD., SUITE 225, SUNRISE, FL 33351

Signature of Stockholder ____________________ Date:  _____________   Signature of Stockholder _____________   Date: _________

Note: This proxy must be signed exactly as the name appears hereon.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by an authorized person.

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xG TECHNOLOGY, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE __, 2015

Revoking all prior proxies, the undersigned, a stockholder of xG TECHNOLOGY, INC. (the “Company”), hereby appoints Roger Branton and Benjamin Dickens or either of them, as attorneys-in-fact and agents of the undersigned, with full power of substitution, to vote all of the shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”), owned by the undersigned at the Annual Meeting of Stockholders of the Company to be held on June __, 2014 at the Company’s offices at 7771 West Oakland Park Blvd., Suite 225, Sunrise, FL 33351 , at ___ a.m. Eastern Standard Time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying, and confirming all that said attorney and agent or his substitute may lawfully do in place of the undersigned as indicated on the reverse.

IMPORTANT:  SIGNATURE REQUIRED ON THE REVERSE SIDE

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